AGREEMENT

                                       AND

                                 PLAN OF MERGER



                                      Among



                    MAGNUM HUNTER RESOURCES, INC. ("Parent"),


                       PINTAIL ENERGY, INC. ("Merger Sub")


                                       And


                          PRIZE ENERGY CORP. ("Prize")



                                December 17, 2001

                                TABLE OF CONTENTS

                                                                            Page
ARTICLE 1  DEFINITIONS.........................................................1
   1.1      Defined Terms......................................................1
   1.2      References and Titles.............................................11
ARTICLE 2  THE MERGER.........................................................12
   2.1      The Merger........................................................12
   2.2      Effect of the Merger..............................................12
   2.3      Governing Instruments, Directors and Officers
              of the Surviving Corporation....................................12
   2.4      Effect on Securities..............................................12
   2.5      Exchange of Certificates..........................................14
   2.6      Closing...........................................................17
   2.7      Effective Time of the Merger......................................17
   2.8      Taking of Necessary Action; Further Action........................17
ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF PRIZE............................18
   3.1      Organization......................................................18
   3.2      Other Equity Interests............................................18
   3.3      Authority and Enforceability......................................18
   3.4      No Violations.....................................................19
   3.5      Consents and Approvals............................................19
   3.6      SEC Documents.....................................................20
   3.7      Financial Statements..............................................20
   3.8      Capital Structure.................................................20
   3.9      No Undisclosed Liabilities........................................21
   3.10     Absence of Certain Changes or Events..............................21
   3.11     Compliance with Laws, Material Agreements and Permits.............23
   3.12     Governmental Regulation...........................................24
   3.13     Litigation........................................................24
   3.14     No Restrictions...................................................24
   3.15     Tax Audits and Settlements........................................24
   3.16     Taxes.............................................................24
   3.17     Employee Benefit Plans............................................26
   3.18     Employment Contracts and Benefits.................................28
   3.19     Labor Matters.....................................................28
   3.20     Accounts Receivable...............................................29
   3.21     Insurance.........................................................29
   3.22     Intangible Property...............................................29
   3.23     Title to Assets...................................................30
   3.24     Oil and Gas Operations............................................30
   3.25     Financial and Commodity Hedging...................................30
   3.26     Environmental Matters.............................................30
   3.27     Books and Records.................................................32
   3.28     Brokers...........................................................32

   3.29     Vote Required.....................................................32
   3.30     Powers of Attorney; Authorized Signatories........................32
   3.31     Gas Imbalances....................................................32
   3.32     Royalties.........................................................32
   3.33     Prepayments.......................................................33
   3.34     Reserve Report....................................................33
   3.35     State Takeover Laws...............................................33
   3.36     Disclosure........................................................33
ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF PARENT AND
             MERGER SUB.......................................................33
   4.1      Organization......................................................33
   4.2      Other Equity Interests............................................33
   4.3      Authority and Enforceability......................................33
   4.4      No Violations.....................................................34
   4.5      Consents and Approvals............................................34
   4.6      SEC Documents.....................................................35
   4.7      Financial Statements..............................................35
   4.8      Capital Structure.................................................35
   4.9      No Undisclosed Liabilities........................................36
   4.10     Absence of Certain Changes or Events..............................37
   4.11     Compliance with Laws, Material Agreements and Permits.............39
   4.12     Governmental Regulation...........................................39
   4.13     Litigation........................................................39
   4.14     Interim Operations of Merger Sub..................................39
   4.15     No Restrictions...................................................40
   4.16     Tax Audits and Settlements........................................40
   4.17     Taxes.............................................................40
   4.18     Employee Benefit Plans............................................41
   4.19     Employment Contracts and Benefits.................................44
   4.20     Labor Matters.....................................................44
   4.21     Accounts Receivable...............................................44
   4.22     Insurance.........................................................44
   4.23     Intellectual Property.............................................45
   4.24     Title to Assets...................................................45
   4.25     Oil and Gas Operations............................................46
   4.26     Financial and Commodity Hedging...................................46
   4.27     Environmental Matters.............................................46
   4.28     Books and Records.................................................47
   4.29     Funding...........................................................47
   4.30     Brokers...........................................................48
   4.31     Vote Required.....................................................48
   4.32     Gas Imbalances....................................................48
   4.33     Royalties.........................................................48
   4.34     Prepayments.......................................................48

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
   4.35     Rights Agreement..................................................48
   4.36     Reserve Report....................................................48
   4.37     State Takeover Laws...............................................48
   4.38     Disclosure........................................................49
ARTICLE 5  COVENANTS..........................................................49
   5.1      Conduct of Business by Parent Pending Closing.....................49
   5.2      Conduct of Business by Prize Pending Closing......................52
   5.3      Access to Assets, Personnel and Information.......................55
   5.4      No Solicitation...................................................57
   5.5      Prize Stockholders Meeting........................................58
   5.6      Parent Stockholders Meeting.......................................59
   5.7      Registration Statement and Proxy Statement/Prospectus.............59
   5.8      Stock Exchange Listing............................................61
   5.9      Additional Arrangements...........................................61
   5.10     Agreements of Affiliates..........................................61
   5.11     Public Announcements..............................................61
   5.12     Notification of Certain Matters...................................62
   5.13     Payment of Expenses...............................................62
   5.14     Registration Rights...............................................62
   5.15     Indemnification and Insurance.....................................62
   5.16     Prize Employees...................................................64
   5.17     Severance Plan....................................................64
   5.18     Termination of Certain Agreement..................................64
   5.19     Parent Board of Directors.........................................65
   5.20     Registration Statements Relating to Prize Warrants................65
   5.21     Bank Credit Agreements............................................65
ARTICLE 6  CONDITIONS.........................................................65
   6.1      Conditions to Each Party's Obligation to Effect the Merger........65
   6.2      Conditions to Obligations of Parent and Merger Sub................67
   6.3      Conditions to Obligation of Prize.................................68
ARTICLE 7  TERMINATION........................................................69
   7.1      Termination Rights................................................69
   7.2      Effect of Termination.............................................70
   7.3      Fees and Expenses.................................................71
ARTICLE 8  MISCELLANEOUS......................................................71
   8.1      Nonsurvival of Representations and Warranties.....................71
   8.2      Amendment.........................................................71
   8.3      Notices...........................................................71
   8.4      Counterparts......................................................72
   8.5      Severability......................................................73
   8.6      Entire Agreement; No Third Party Beneficiaries....................73
   8.7      Applicable Law....................................................73
   8.8      No Remedy in Certain Circumstances................................73
   8.9      Assignment........................................................73
   8.10     Waivers...........................................................73
   8.11     Confidentiality Agreement.........................................74

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   8.12     Incorporation.....................................................74

SCHEDULES
    Prize Disclosure Schedule
    Parent Disclosure Schedule

EXHIBITS
    5.10      -   Form of Affiliate Letter
    5.14      -   Registration Rights Agreement

                          AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (this "Agreement") is made and entered into as of the 17th day of December, 2001, by and among Magnum Hunter Resources, Inc., a Nevada corporation ("Parent"); Pintail Energy, Inc., a Texas corporation ("Merger Sub"); and Prize Energy Corp., a Delaware corporation ("Prize").


                                    Recitals

         A. The board of directors of each of Parent and Prize has determined that it is in the best interests of its respective stockholders to approve the strategic alliance of Parent and Prize by means of the merger of Prize with and into Merger Sub upon the terms and subject to the conditions set forth in this Agreement.

     B. For federal income tax purposes, it is intended that such merger qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

     C. Parent, Merger Sub and Prize (the "Parties") desire to make certain representations, warranties, covenants and agreements in connection with such merger and also to prescribe various conditions to such merger.

     NOW, THEREFORE, for and in consideration of the recitals and the mutual covenants and agreements set forth in this Agreement, the Parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     1.1 Defined Terms. As used in this Agreement, each of the following terms has the meaning set forth below:

     "Affiliate" means, with respect to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with such Person. The term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the actual power to direct or cause the direction of the management policies of a Person, whether through the ownership of stock, by contract, credit arrangement or otherwise.

     "Agreement"   means  this  Agreement  and  Plan  of  Merger,   as  amended,
supplemented or modified from time to time.

     "Alternative Proposal" has the meaning specified in Section 5.4(b).

     "AMEX" means The American Stock Exchange.

     "Articles of Merger" means the articles of merger, prepared and executed in accordance with the applicable provisions of the TBCA, filed with the Secretary of State of Texas to effect the Merger in Texas.

     "Capital Expenditures" means costs and expenses associated with the acquisition, development or redevelopment of Oil and Gas Interests or any other fixed or capital assets of the Prize Companies or Parent Companies, as applicable, which pursuant to GAAP are required to be capitalized and subject to depletion, depreciation or amortization, including Drilling or Completion Expenditures.

     "Capital Project" means any project, transaction, agreement, arrangement or series of transactions, agreements or arrangements to which a Person is a party involving a Capital Expenditure, including (a) any purchase, lease, acquisition, developmental drilling, completion and/or recompletion of proved developed producing, proved developed non-producing, or proved undeveloped Oil and Gas Interests; (b) any purchase, lease or acquisition and/or exploratory drilling of Oil and Gas Interests; and (c) any purchase, lease, acquisition, construction, development or completion of transportation, compression, gathering or related facilities for oil, gas or related products or the provision of services, equipment or other property for use in developing, completing or transporting oil, gas or related products or otherwise directly related and ancillary to the oil and gas business, including the transportation, production, storage and handling of water utilized or disposed of in oil and gas production.

     "Cash Consideration" means an amount of cash equal to $24.00 minus the product (rounded to the second decimal place) of 2.50 times the Market Price, but in any event not less than $0.25 and not greater than $5.25.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and any regulations promulgated thereunder.

     "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System List.

     "Certificate of Merger" means the certificate of merger, prepared and executed in accordance with the applicable provisions of the DGCL, filed with the Secretary of State of Delaware to effect the Merger in Delaware.

     "Closing" means the closing of the Merger and the consummation of the other transactions contemplated by this Agreement.

     "Closing Date" means the date on which the Closing occurs, which date shall be the first business day following the day on which both the Prize Meeting and the Parent Meeting have been held (or such later date as is agreed upon by the Parties).

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Confidentiality Agreement" means the letter agreement dated October 30, 2001, between Prize and Parent relating to Prize's furnishing of information to Parent and Parent's furnishing of information to Prize in connection with Parent's and Prize's evaluation of the possibility of the Merger.

     "Conversion Number" means 2.50.

     "DGCL" means the Delaware General Corporation Law.

     "Defensible Title" means such right, title and interest that is (a) evidenced by an instrument or instruments filed of record in accordance with the conveyance and recording laws of the applicable jurisdiction to the extent necessary to prevail against competing claims of bona fide purchasers for value without notice, and (b) subject to Permitted Encumbrances, free and clear of all Liens, claims, infringements, burdens and other defects.

     "Disclosure Schedule" means, as applicable, the Prize Disclosure Schedule or the Parent Disclosure Schedule.

     "Dissenting Stockholder" means a holder of Prize Common Stock who has validly perfected appraisal rights under Section 262 of the DGCL.

     "Drilling or Completion Expenditures" means any expenditure incurred, or required to be incurred by the Prize Companies or Parent Companies, as applicable, with respect to exploratory drilling of Oil and Gas Interests or any developmental drilling, completion and/or recompletion of proved developed producing, proved developed non-producing, or proved undeveloped Oil and Gas Interests.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Effective Time" has the meaning specified in Section 2.7.

     "Environmental Law" means any federal, state, local or foreign statute, code, ordinance, rule, regulation, policy, guideline, permit, consent, approval, license, judgment, order, writ, decree, common law, injunction or other authorization (collectively, "Laws") in effect on the date hereof or at a previous time applicable to the operations of the Prize Companies or the Parent Companies, as applicable: (a) relating to emissions, discharges, releases or threatened releases of Hazardous Materials into the environment, including into ambient air, soil, sediments, land surface or subsurface, buildings or facilities, surface water, groundwater, publicly-owned treatment works, septic systems or land; (b) relating to the generation, treatment, storage, disposal, use, handling, manufacturing, recycling, transportation or shipment of Hazardous Materials; (c) relating to occupational health and safety; or (d) otherwise relating to the pollution of the environment, solid waste handling, treatment or disposal, reclamation or remediation activities, or protection of environmentally sensitive areas; provided, however, that the term Environmental Law shall not include any Laws relating to plugging and abandonment obligations and liabilities.

     "Exchange Agent" means Securities Transfer Corporation, the transfer agent for shares of Parent Common Stock.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Fund" has the meaning specified in Section 2.5(a).

     "Failure Amount" has the meaning, as applicable, specified in Section 6.2(a) or Section 6.3(a).

     "GAAP" means generally accepted accounting principles, as recognized by the
U.S.  Financial   Accounting   Standards  Board  (or  any  generally  recognized
successor).

     "Governmental Action" means any authorization, application, approval, consent, exemption, filing, license, notice, registration, permit or other requirement of, to or with any Governmental Authority.

     "Governmental Authority" means any national, state, county, parish or municipal government, domestic or foreign, any agency, board, bureau, commission, court, department or other instrumentality of any such government, or any arbitrator in any case that has jurisdiction over any of the Prize Companies or the Parent Companies or any of their respective properties or assets.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "Hazardous Material" means (a) any "hazardous substance," as defined by CERCLA; (b) any "hazardous waste" or "solid waste," in either case as defined by RCRA; (c) any solid, hazardous, dangerous or toxic chemical, material, waste or substance, within the meaning of and regulated by any Environmental Law; (d) any radioactive material, excluding any naturally occurring radioactive material, and any source, special or byproduct material as defined in 42 U.S.C. 2011 et seq.; (e) any asbestos-containing materials in any form or condition; (f) any polychlorinated biphenyls in any form or condition; or (g) petroleum, petroleum hydrocarbons, petroleum products or any fraction or byproducts thereof.

     "Hydrocarbons" means oil, condensate, gas, casinghead gas and other liquid or gaseous hydrocarbons.

     "Indemnified Parties" has the meaning specified in Section 5.15(b).

     "Lien" means any lien, mortgage, security interest, pledge, deposit, production payment, restriction, burden, encumbrance, rights of a vendor under any title retention or conditional sale agreement, or lease or other arrangement substantially equivalent thereto.

     "Major Prize Stockholders" means Philip B. Smith, Lon C. Kile and Natural Gas Partners V, L.P., a Delaware limited partnership.

     "Market Price" means the average (rounded to the second decimal place) of the per share closing sales prices of the Parent Common Stock on the AMEX (as reported by The Wall Street Journal, or if not so reported, by another authoritative source) over the 20 trading days ending on the fourth trading day preceding the Closing Date.

     "Material Adverse Effect" means: (a) when used with respect to Prize, a result or consequence that would (i) materially adversely affect the condition (financial or otherwise), results of operations or business of the Prize Companies (taken as a whole) or the aggregate value of their assets, except for results or consequences attributable to the effects of, or changes in, general economic or capital markets conditions or effects and changes that generally affect the energy industry, such as commodity prices, (ii) materially impair the ability of the Prize Companies (taken as a whole) to own, hold, develop and operate their assets, or (iii) impair Prize's ability to perform its obligations hereunder or consummate the transactions contemplated hereby; and (b) when used with respect to Parent, a result or consequence that would (i) materially adversely affect the condition (financial or otherwise), results of operations or business of the Parent Companies (taken as a whole) or the aggregate value of their assets, except for results or consequences attributable to the effects of, or changes in, general economic or capital markets conditions or effects and changes that generally affect the energy industry, such as commodity prices,
(ii) materially impair the ability of the Parent Companies (taken as a whole) to own, hold, develop and operate their assets, or (iii) impair Parent's or Merger Sub's ability to perform its respective obligations hereunder or consummate the transactions contemplated hereby.

     "Merger" has the meaning specified in Section 2.1.

     "Merger Consideration" means the sum of (a) the Cash Consideration plus (b) the product of the Conversion Number and the Market Price.

     "Merger Sub" means Pintail Energy, Inc., a Texas corporation and a wholly-owned subsidiary of Parent.

     "Merger Sub Common Stock" means the common stock, par value $.01 per share, of Merger Sub.

     "National Stock Exchange" means AMEX, the New York Stock Exchange or the Nasdaq Stock Market.

     "NGCL" means the General Corporation Law of Nevada.

     "Oil and Gas Interest(s)" means: (a) direct and indirect interests in and rights with respect to oil, gas, mineral and related properties and assets of any kind and nature, direct or indirect, including working, royalty and overriding royalty interests, production payments, operating rights, net profits interests, other non-working interests and non-operating interests; (b) interests in and rights with respect to Hydrocarbons and other minerals or revenues therefrom and contracts in connection therewith and claims and rights thereto (including oil and gas leases, operating agreements, unitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, oil and gas sales, exchange and processing contracts and agreements and, in each case, interests thereunder), surface interests, fee interests, reversionary interests, reservations and concessions; (c) easements, rights of way, licenses, permits, leases, and other interests associated with, appurtenant to, or necessary for the operation of any of the foregoing; and (d) interests in equipment and machinery (including well equipment and machinery), oil and gas production, gathering, transmission, compression, treating, processing and storage facilities (including tanks, tank batteries, pipelines and gathering systems), pumps, water plants, electric plants, gasoline and gas processing plants, refineries and other tangible personal property and fixtures associated with, appurtenant to, or necessary for the operation of any of the foregoing. References in this Agreement to the "Oil and Gas Interests of Prize" or "Prize's Oil and Gas Interests" mean the collective Oil and Gas Interests of the Prize Companies. References in this Agreement to the "Oil and Gas Interests of Parent" or "Parent's Oil and Gas Interests" mean the collective Oil and Gas Interests of the Parent Companies.

     "Ownership Interests" means, as applicable: (a) the ownership interests of Prize in its proved properties, as set forth in the Prize Reserve Report; (b) the ownership interests of Parent in its proved properties, as set forth in the Parent Reserve Report; (c) the 100 percent ownership interest of the Prize
Companies in the Elmore City gas processing plant and associated gathering systems; and (d) the 50 percent, 50 percent and 59 percent ownership interests of the Parent Companies in the Madill, McLean and Walker Creek gas processing plants, respectively, and associated gathering systems.

     "Parent" has the meaning specified in the introductory paragraph of this Agreement.

     "Parent Bank Credit Agreement" means the Third Amended and Restated Credit Agreement, dated May 17, 2001, between Parent, as borrower, and Bankers Trust Company and others, as agents and lenders (as amended and supplemented).

     "Parent Certificate" means a certificate representing shares of Parent Common Stock.

     "Parent Common Stock" means the common stock, par value $.002 per share, of Parent.

     "Parent Companies" means Parent and each of the Parent Subsidiaries.

     "Parent Disclosure Schedule" means the Parent Disclosure Schedule attached hereto and any documents listed on such Parent Disclosure Schedule or expressly incorporated therein by reference.

     "Parent  Employee  Benefit  Plans"  has the  meaning  specified  in Section
4.18(a).

     "Parent Financial Statements" means the audited and unaudited consolidated financial statements of Parent and its subsidiaries (including the related notes) included (or incorporated by reference) in Parent's Annual Report on Form 10-K for the year ended December 31, 2000, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, in each case as filed with the SEC.

     "Parent Material  Agreement(s)" means (a) the Parent Bank Credit Agreement,
(b) any hedging agreement to which any of the Parent Companies is a party or by which any of its assets is bound, (c) any agreement, contract, commitment or understanding, written or oral, granting any Person registration, purchase or sale rights with respect to any security of any Parent Company, (d) any agreement, contract, commitment or understanding, written or oral, granting any Person a right of indemnification and/or contribution by any Parent Company, (e) any voting agreement relating to any security of any Parent Company, and/or (f) any other written or oral agreement, contract, commitment or understanding to which any of the Parent Companies is a party, by which any of the Parent Companies is directly or indirectly bound, or to which any asset of any of the Parent Companies may be subject, outside the ordinary course of business of the Parent Companies, in each case as amended or supplemented.

     "Parent Meeting" means the meeting of the stockholders of Parent called for the purpose of voting on the Prize Proposal, or any adjournment thereof.

     "Parent Permits" has the meaning specified in Section 4.11.

     "Parent Preferred Stock" means the preferred stock, par value $.001 per share, of Parent.

     "Parent  Representative"  means any  director,  officer,  employee,  agent,
advisor   (including  legal,   accounting  and  financial   advisors)  or  other
representative of Parent or its subsidiaries.

     "Parent Reserve Report" means the reserve report dated October 1, 2001, prepared by Parent and provided to Prize.

     "Parent Rights" means the preferred share purchase rights issued pursuant to the Parent Rights Agreement.

     "Parent Rights Agreement" means that certain Stockholder Rights Agreement dated January 1, 1998, as amended, between Parent and Securities Transfer Corporation, as Rights Agent.

     "Parent SEC Documents" has the meaning specified in Section 4.6.

     "Parent Subsidiary(ies)" means those entities identified as wholly owned subsidiaries of Parent on the Parent Disclosure Schedule.

     "Parties" has the meaning specified in the Recitals to this Agreement.

     "Permitted Encumbrances" means: (a) Liens for Taxes, assessments or other governmental charges or levies if the same shall not at the particular time in question be due and delinquent or (if foreclosure, distraint, sale or other similar proceedings shall not have been commenced or, if commenced, shall have been stayed) are being contested in good faith by appropriate proceedings and if any of the Prize Companies or the Parent Companies, as applicable, shall have set aside on its books such reserves (segregated to the extent required by sound accounting practices) as may be required by or consistent with GAAP and, whether reserves are set aside or not, are listed on the applicable Disclosure Schedule; (b) Liens of carriers, warehousemen, mechanics, laborers, materialmen, landlords, vendors, workmen and operators arising by operation of law in the ordinary course of business or by a written agreement existing as of the date hereof and necessary or incident to the exploration, development, operation and maintenance of Hydrocarbon properties and related facilities and assets for sums not yet due or being contested in good faith by appropriate proceedings, if any of the Prize Companies or the Parent Companies, as applicable, shall have set aside on its books such reserves (segregated to the extent required by sound accounting practices) as may be required by or consistent with GAAP and, whether reserves are set aside or not, are listed on the applicable Disclosure Schedule, to the extent that such are in existence as of the date hereof; (c) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation (other than ERISA) which would not and will not, individually or in the aggregate, result in a Material Adverse Effect on the Prize Companies or the Parent Companies, as applicable; (d) Liens incurred in the ordinary course of business to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance and repayment bonds and other obligations of a like nature which would not and will not, individually or in the aggregate, result in a Material Adverse Effect on the Prize Companies or the Parent Companies, as applicable; (e) Liens, easements, rights-of-way, restrictions, servitudes, permits, conditions, covenants, exceptions, reservations and other similar encumbrances incurred in the ordinary course of business or existing on property and not materially impairing the value of the assets of any of the Prize Companies or any of the Parent Companies, as applicable, or interfering with the ordinary conduct of the business of any of the Prize Companies or any of the Parent Companies, as applicable, or rights to any of their assets; (f) Liens created or arising by operation of law to secure a party's obligations as a purchaser of oil and gas; (g) all rights to consent by, required notices to, filings with, or other actions by Governmental Authorities to the extent customarily obtained subsequent to closing; (h) farm-out, carried working interest, joint operating, unitization, royalty, overriding royalty, sales and similar agreements relating to the exploration or development of, or production from, Hydrocarbon properties entered into in the ordinary course of business and not in violation of Section 5.1(a), 5.1(b), 5.2(a) or 5.2(b), as applicable, provided the effect thereof of any of such in existence as of the date hereof on the working and net revenue interest of the Prize Companies or the Parent Companies, as applicable, has been properly reflected in its respective Ownership Interests; (i) any defects, irregularities or deficiencies in title to easements, rights-of-way or other surface use agreements that do not materially adversely affect the value of any asset of any of the Prize Companies or any of the Parent Companies, as applicable, by an amount in excess of $100,000 or $1,000,000 in the aggregate; (j) Liens arising under or created pursuant to the Parent Bank Credit Agreement or the Prize Bank Credit Agreement, as applicable;
(k) Liens described on the applicable Disclosure Schedule; and (l) defects in title assumed or waived in the ordinary course of business (included unrecorded contractual Ownership Interests) which would not, individually or in the aggregate, result in a Material Adverse Effect on the Prize Companies or the Parent Companies, as applicable.

     "Person" means any natural person, corporation, company, limited or general partnership, joint stock company, joint venture, association, limited liability company, trust, bank, trust company, land trust, business trust or other entity or organization, whether or not a Governmental Authority.

     "Prize" has the meaning set forth in the introductory paragraph hereof.

     "Prize Bank Credit Agreement" means the Amended and Restated Credit Agreement, dated as of February 8, 2000, between Prize Energy Resources, L.P., a Prize Subsidiary, as borrower, Prize, as parent guarantor, and Fleet National Bank, as administrative agent, certain other agents, and various banks, as lenders (as amended and supplemented).

     "Prize Certificate" means a certificate representing shares of Prize Common Stock.

     "Prize Common Stock" means the common stock, par value $.01 per share, of Prize.

     "Prize Companies" means Prize and each of the Prize Subsidiaries.

     "Prize Disclosure Schedule" means the Prize Disclosure Schedule attached hereto and any documents listed on such Prize Disclosure Schedule or expressly incorporated therein by reference.

     "Prize  Employee  Benefit  Plans"  has the  meaning  specified  in  Section
3.17(a).

     "Prize Extraordinary Transaction Compensation Policy" means that certain policy of Prize as provided to Parent.

     "Prize Financial Statements" means the audited and unaudited consolidated financial statements of Prize and its subsidiaries (including the related notes) included (or incorporated by reference) in Prize's Annual Report on Form 10-K for the year ended December 31, 2000, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, in each case as filed with the SEC.

     "Prize Material  Agreement(s)"  means (a) the Prize Bank Credit  Agreement,
(b) any agreement or contract, written or oral, between any of the Prize Companies and Natural Gas Partners V, L.P. or any Affiliate thereof, (c) any hedging agreement to which any of the Prize Companies is a party or by which any of its assets is bound, (d) any agreement, contract, commitment or understanding, written or oral, granting any Person registration, purchase or sale rights with respect to any security of any Prize Company, (e) any agreement, contract, commitment or understanding, written or oral, granting any Person a right of indemnification and/or contribution by any Prize Company, (f) any voting agreement relating to any security of any Prize Company, and/or (g) any other written or oral agreement, contract, commitment or understanding to which any of the Prize Companies is a party, by which any of the Prize Companies is directly or indirectly bound, or to which any asset of any of the Prize Companies may be subject, outside the ordinary course of business of any of the Prize Companies, in each case as amended and supplemented.

     "Prize Meeting" means the meeting of the stockholders of Prize called for the purpose of voting on the Prize Proposal or any adjournment thereof.

     "Prize Permits" has the meaning specified in Section 3.11.

     "Prize Preferred Stock" means the preferred stock, par value $.01 per share, of Prize.

     "Prize Proposal" means the proposal to approve this Agreement and the Merger, which proposal is to be presented to the stockholders of Prize and Parent in the Proxy Statement/Prospectus.

     "Prize  Representative"  means  any  director,  officer,  employee,  agent,
advisor   (including  legal,   accounting  and  financial   advisors)  or  other
representative of any of the Prize Companies.

     "Prize Reserve Report" means the reserve report dated October 1, 2001, prepared by Prize and provided to Parent.

     "Prize SEC Documents" has the meaning specified in Section 3.6.

     "Prize Stock Option" means an option (issued and outstanding immediately prior to the Effective Time) to acquire shares of Prize Common Stock granted pursuant to the Prize Energy Corp. Amended and Restated Option Plan or the Prize Energy Corp. 1998 Key Employee Stock Option Plan, as amended.

     "Prize Subsidiary(ies)" means those entities identified as wholly owned subsidiaries of Prize on the Prize Disclosure Schedule.

     "Prize Voting and Shareholders Agreement" means that certain Amended and Restated Voting and Shareholders Agreement dated as of February 8, 2000, among Prize and certain of its stockholders, as the same may be amended from time to time in accordance with its terms.

     "Prize  Warrant"  means  a  common  stock  purchase   warrant  (issued  and
outstanding on the date hereof and at the Effective Time) representing the right to purchase shares or a fraction of a share of Prize Common Stock.

     "Proxy Statement/Prospectus" means a joint proxy statement in definitive form relating to the Prize Meeting and the Parent Meeting, which proxy statement will be included in the prospectus contained in the Registration Statement.

     "RCRA" means the Resource Conservation and Recovery Act, as amended, and any regulations promulgated thereunder.

     "Registration Rights Agreement" means a Registration Rights Agreement, substantially in the form attached hereto as Exhibit 5.14, to be entered into at the Closing among Parent and the Major Prize Stockholders.

     "Registration Statement" means the Registration Statement on Form S-4 to be filed by Parent in connection with the issuance of Parent Common Stock pursuant to the Merger.

     "Reserve Data Value" means the 10 percent present value of the proved reserves contained in Parent's Oil and Gas Interests, as shown on the Parent Reserve Report, or Prize's Oil and Gas Interests, as shown on the Prize Reserve Report, as applicable.

     "Retained Employees" has the meaning specified in Section 5.16.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Superior Proposal" has the meaning specified in Section 5.4(d).

     "Surviving Corporation" has the meaning specified in Section 2.2.

     "Tax Returns" has the meaning specified in Section 3.16(a).

     "Taxes" means taxes of any kind, levies or other like assessments, customs, duties, imposts, charges or fees, including income, gross receipts, ad valorem, value added, excise, real or personal property, asset, sales, use, federal royalty, license, payroll, transaction, capital, net worth and franchise taxes, estimated taxes, withholding, employment, social security, workers' compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes and other governmental taxes imposed or payable to the United States or any state, local or foreign governmental subdivision or agency thereof, and in each instance such term shall include any interest, penalties or additions to tax attributable to any such tax, including penalties for the failure to file any Tax Return or report.

     "TBCA" means the Texas Business Corporation Act.

     "Third-Party Consent" means the consent or approval of any Person other than any of the Prize Companies, any of the Parent Companies or any Governmental Authority.

     1.2 References and Titles. All references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections or other subdivisions of this Agreement are for convenience only, do not constitute any part of this  Agreement,  and shall be  disregarded  in construing  the language hereof. The words "this Agreement," "herein," "hereby," "hereunder" and "hereof," and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words "this Article," "this Section" and "this subsection," and words of similar import, refer only to the Article, Section or subsection hereof in which such words occur. The word "or" is not exclusive, and the word "including" (in its various forms) means including without limitation. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

     As used in the representations and warranties contained in this Agreement, the phrase "to the knowledge" of the representing Party shall mean that Responsible Officers of such Party, individually or collectively, either (a) know that the matter being represented and warranted is true and accurate or (b) have no reason, after reasonable inquiry, to believe that the matter being represented and warranted is not true and accurate.

                                    ARTICLE 2

                                   THE MERGER

     2.1 The Merger. Subject to the terms and conditions set forth in this Agreement, at the Effective Time, Prize shall be merged with and into Merger Sub in accordance with the provisions of this Agreement. Such merger is referred to herein as the "Merger."

     2.2 Effect of the Merger. Upon the effectiveness of the Merger, the separate existence of Prize shall cease and Merger Sub, as the surviving corporation in the Merger (the "Surviving Corporation"), shall continue its corporate existence under the laws of the State of Texas. The Merger shall have the effects specified in this Agreement, the DGCL and the TBCA.

     2.3  Governing  Instruments,   Directors  and  Officers  of  the  Surviving
Corporation.

     (a) The articles of incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the articles of incorporation of the Surviving Corporation until duly amended in accordance with their terms and applicable law.

     (b) The bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until duly amended in accordance with their terms and applicable law.

     (c) The directors and officers of Merger Sub at the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation from the Effective Time until their respective successors have been duly elected or appointed in accordance with the certificate of incorporation and by-laws of the Surviving Corporation and applicable law.

     2.4 Effect on Securities.

     (a) Merger Sub Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof, each share of Merger Sub Common Stock outstanding immediately prior to the Effective Time shall remain outstanding and continue as one share of capital stock of the Surviving Corporation and each certificate evidencing ownership of any such shares shall continue to evidence ownership of the same number of shares of the capital stock of the Surviving Corporation.

     (b) Parent Capital Stock. At the Effective Time, each share of Parent capital stock then issued and outstanding shall remain issued, outstanding and unchanged.

     (c) Prize Securities.

     (i) Prize Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof (but subject to the provisions of Section 2.5(e)), each share of Prize Common Stock that is issued and outstanding immediately prior to the Effective Time (other than shares of Prize Common Stock held by Dissenting Stockholders) shall be converted into the right to receive (A) shares of validly issued, fully paid and nonassessable Parent Common Stock, with each such share of Prize Common Stock being converted into that number of shares of Parent Common Stock equal to the Conversion Number; and (B) cash in the amount of the Cash Consideration. Each share of Prize Common Stock, when so converted, shall automatically be cancelled and retired, shall cease to exist and shall no longer be outstanding; and the holder of any certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Parent Common Stock to be issued in exchange therefor and the Cash Consideration (along with any cash in lieu of fractional shares of Parent Common Stock as provided in
Section 2.5(e) and any unpaid dividends and distributions with respect to such shares of Parent Common Stock as provided in Section 2.5(c)), without interest, upon the surrender of such certificate in accordance with Section 2.5.

     (ii) Prize Treasury Stock. At the Effective Time, by virtue of the Merger, all shares of Prize Common Stock that are issued and held as treasury stock shall be cancelled and retired and shall cease to exist, and no shares of Parent Common Stock, Cash Consideration or other consideration shall be paid or payable in exchange therefor.

     (iii) Prize Stock Options. The Parties acknowledge that each Prize Stock Option shall be or become fully vested prior to the Effective Time. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each Prize Stock Option shall be cancelled and converted into the right to receive, for each Deemed Outstanding Prize Option Share, the Merger Consideration that is payable in respect of each outstanding share of Prize Common Stock pursuant to Section 2.4(c)(i). For purposes hereof, the "Deemed Outstanding Prize Option Shares" attributable to each Prize Stock Option shall be equal to the net number of shares of Prize Common Stock (rounded to the nearest one thousandth of a share) that would be issued upon a cashless exercise of such Option immediately before the Effective Time, computed by assuming that the exercise price of such Option and all amounts required to be withheld and paid by Prize in respect of federal taxes and other payroll withholding obligations as a result of such exercise, using an assumed tax rate of 40% ("Tax Withholding Amounts"), were satisfied by deducting from the shares issued to the holder, the number of shares of Prize Common Stock ("Deemed Surrendered

     Shares") with a fair value equal to such exercise price and Tax Withholding Amounts. For purposes hereof, the fair value of each Deemed Surrendered Share shall be equal to the amount of the Merger Consideration that is payable in respect of each outstanding share of Prize Common Stock pursuant to Section 2.4(c)(i).

     (iv) Prize Warrants. All Prize Warrants shall remain outstanding following the Effective Time. At the Effective Time, by virtue of the Merger and without any action on the part of Prize or any holder thereof, each Prize Warrant shall be assumed by Parent and shall be exercisable on the same terms and conditions as apply immediately prior to the Effective Time, except that each Prize Warrant shall be exercisable for that number of shares of Parent Common Stock and the amount of Cash Consideration into which the number of shares of Prize Common Stock subject to such Prize Warrant immediately prior to the Effective Time would be converted under Section 2.4(c)(i).

     (v) Other Interests. Except as provided in this Section 2.4(c) or as otherwise agreed to by the Parties, the provisions of any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Prize Companies shall become null and void.

     (vi) Shares of Dissenting Stockholders. Any issued and outstanding shares of Prize Common Stock held by a Dissenting Stockholder shall be converted into the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the DGCL; provided, however, shares of Prize Common Stock outstanding at the Effective Time and held by a Dissenting Stockholder who shall, after the Effective Time, withdraw his demand for appraisal or lose his right of appraisal as provided in the DGCL, shall be deemed to be converted, as of the Effective Time, into the right to receive the shares of Parent Common Stock and the Cash Consideration (without interest) specified in Section 2.4(c)(i) in accordance with the procedures specified in
Section 2.5(c). Prize shall give Parent (A) prompt notice of any written demands for appraisal, withdrawals of demands for appraisal and any other instruments served pursuant to the DGCL received by Prize, and (B) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL. Prize will not voluntarily make any payment with respect to any demands for appraisal and will not, except with the prior written consent of Parent, settle or offer to settle any such demands.

     2.5 Exchange of Certificates.

     (a) Exchange Fund. Immediately after the Effective Time, Parent shall deposit with the Exchange Agent, for the benefit of the holders of shares of Prize Common Stock and for exchange in accordance with this Agreement, certificates representing the shares of Parent Common Stock to be issued, and funds necessary to pay the Cash Consideration, in exchange for shares of Prize Common Stock pursuant to Section 2.4(b)(i). Such shares of Parent Common Stock, together with any dividends or distributions with respect thereto (as provided in Section 2.5(c)) and such funds, are referred to herein as the "Exchange Fund." The Exchange Agent, pursuant to irrevocable instructions consistent with the terms of this Agreement, shall deliver the Parent Common Stock and the Cash Consideration to be issued or paid pursuant to Section 2.4(b)(i) out of the Exchange Fund, and the Exchange Fund shall not be used for any other purpose whatsoever. The Exchange Agent shall not be entitled to vote or exercise any rights of ownership with respect to the Parent Common Stock held by it from time to time hereunder, except that it shall receive and hold all dividends or other distributions paid or distributed with respect thereto for the account of Persons entitled thereto.

     (b) Exchange Procedures.

     (i) As soon as reasonably practicable after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record of a Prize Certificate that, immediately prior to the Effective Time, represented shares of Prize Common Stock, which was converted into the right to receive Parent Common Stock and Cash Consideration pursuant to Section 2.4(b)(i), a letter of transmittal to be used to effect the exchange of such Prize Certificate for a Parent Certificate (and cash in lieu of fractional shares) and the Cash Consideration, along with instructions for using such letter of transmittal to effect such exchange. The letter of transmittal (or the instructions thereto) shall specify that delivery of any Prize Certificate shall be effected, and risk of loss and title thereto shall pass, only upon delivery of such Prize Certificate to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify.

     (ii) Upon surrender to the Exchange Agent of a Prize Certificate for cancellation, together with a duly completed and executed letter of transmittal and any other required documents (including, in the case of any Person constituting an "affiliate" of Prize for purposes of Rule 145(c) and (d) under the Securities Act, a written agreement from such Person as described in Section 5.10, if not theretofore delivered to Parent): (A) the holder of such Prize Certificate shall be entitled to receive in exchange therefor a Parent Certificate representing the number of whole shares of Parent Common Stock and Cash Consideration that such holder has the right to receive pursuant to Section 2.4(b)(i), any cash in lieu of fractional shares of Parent Common Stock as provided in Section 2.5(e), and any unpaid dividends and distributions that such holder has the right to receive pursuant to Section 2.5(c) (after giving effect to any required withholding of taxes); and (B) the Prize Certificate so surrendered shall forthwith be cancelled. No interest shall be paid or accrued on the Cash Consideration, cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to holders of Prize Certificates.

     (iii) In the event of a transfer of ownership of Prize Common Stock that is not registered in the transfer records of Prize, a Parent Certificate representing the appropriate number of shares of Parent Common Stock and the appropriate Cash Consideration (along with any cash in lieu of fractional shares and any unpaid dividends and distributions that such holder has the right to receive) may be issued or paid to a transferee if the Prize Certificate representing such shares of Prize Common Stock is presented to the Exchange Agent accompanied by all documents required to evidence and effect such transfer, including such signature guarantees as Parent or the Exchange Agent may request, and to evidence that any applicable stock transfer taxes have been paid.

     (iv) Until surrendered as contemplated by this Section 2.5(b), each Prize Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender a Parent Certificate representing shares of Parent Common Stock and Cash Consideration as provided in Section 2.4(b)(i) (along with any cash in lieu of fractional shares and any unpaid dividends and distributions).

     (c) Distributions With Respect to Unexchanged Shares. No dividends or other distributions with respect to Parent Common Stock declared or made after the Effective Time with a record date after the Effective Time shall be paid to the holder of any unsurrendered Prize Certificate. Subject to the effect of applicable laws: (i) at the time of the surrender of a Prize Certificate for exchange in accordance with the provisions of this Section 2.5, there shall be paid to the surrendering holder, without interest, the amount of dividends or other distributions (having a record date after the Effective Time but on or prior to surrender and a payment date on or prior to surrender) theretofore paid with respect to the number of whole shares of Parent Common Stock that such holder is entitled to receive (less the amount of any withholding taxes that may be required with respect thereto); and (ii) at the appropriate payment date, and, without duplicating any payment made under clause (i) above, there shall be paid to the surrendering holder, without interest, the amount of dividends or other distributions (having a record date after the Effective Time but on or prior to surrender and a payment date subsequent to surrender) payable with respect to the number of whole shares of Parent Common Stock that such holder receives (less the amount of any withholding taxes that may be required with respect thereto).

     (d) No Further Ownership Rights in Prize Common Stock. All shares of Parent Common Stock issued, and the Cash Consideration paid, upon the surrender for exchange of shares of Prize Common Stock in accordance with the terms hereof (including any cash paid pursuant to Section 2.5(c) or (e)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Prize Common Stock. After the Effective Time, there shall be no further registration of transfers on the Surviving Corporation's stock transfer books of the shares of Prize Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, a Prize Certificate is presented to the Surviving Corporation for any reason, it shall be cancelled and exchanged as provided in this Section 2.5.

     (e) Treatment of Fractional Shares. No Parent Certificates or scrip representing fractional shares of Parent Common Stock shall be issued in the Merger and, except as provided in this Section 2.5(e), no dividend or other distribution, stock split or interest shall relate to any such fractional share, and such fractional share shall not entitle the owner thereof to vote or to any other rights of a stockholder of Parent. In lieu of any fractional share of Parent Common Stock to which a holder of Prize Common Stock would otherwise be entitled, such holder, upon surrender of a Prize Certificate as described in this Section 2.5, shall be paid an amount in cash (without interest) determined by multiplying (i) the Market Price by (ii) the fraction of a share of Parent Common Stock to which such holder would otherwise be entitled, in which case Parent shall make available to the Exchange Agent, without regard to any other cash being provided to the Exchange Agent, the amount of cash necessary to make such payments.

     (f) Termination of Exchange Fund. Any portion of the Exchange Fund and cash held by the Exchange Agent in accordance with the terms of this Section 2.5 that remains unclaimed by the former stockholders of Prize for a period of one year following the Effective Time shall be delivered to Parent, upon demand. Thereafter, any former stockholders of Prize who have not theretofore complied with the provisions of this Section 2.5 shall look only to Parent for payment of their claim for Parent Common Stock, the Cash Consideration, any cash in lieu of fractional shares of Parent Common Stock and any dividends or distributions with respect to Parent Common Stock (all without interest).

     (g) No Liability. Neither Parent, Prize, the Surviving Corporation, the Exchange Agent nor any other Person shall be liable to any former holder of shares of Prize Common Stock for any amount properly delivered to any public official pursuant to any applicable abandoned property, escheat or similar law. Any amounts remaining unclaimed by former holders of Prize Common Stock for a period of three years following the Effective Time (or such earlier date immediately prior to the time at which such amounts would otherwise escheat to or become property of any governmental entity) shall, to the extent permitted by applicable law, become the property of Parent, free and clear of any claims or interest of any such holders or their successors, assigns or personal representatives previously entitled thereto.

     (h) Lost, Stolen, or Destroyed Prize Certificates. If any Prize Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Prize Certificate to be lost, stolen or destroyed, and, if required by Parent or the Exchange Agent, the posting by such Person of a bond, in such reasonable amount as Parent or the Exchange Agent may direct, as indemnity against any claims that may be made against it with respect to such Prize Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Prize Certificate the shares of Parent Common Stock and the Cash Consideration (along with any cash in lieu of fractional shares pursuant to Section 2.5(e) and any unpaid dividends and distributions pursuant to Section 2.5(c)) deliverable with respect thereto pursuant to this Agreement.

     2.6 Closing. The Closing shall take place on the Closing Date at such time and place as is agreed upon by Parent and Prize.

     2.7 Effective Time of the Merger. The Merger shall become effective immediately when the Certificate of Merger is accepted for filing by the Secretary of State of Delaware and the Articles of Merger are accepted for filing by the Secretary of State of Texas, or at such time thereafter as is provided in the Certificate of Merger and the Articles of Merger (the "Effective Time"). As soon as practicable after the Closing, the Certificate of Merger and the Articles of Merger shall be filed, and the Effective Time shall occur, on the Closing Date; provided, however, that the Certificate of Merger and the Articles of Merger may be filed prior to the Closing Date or prior to the Closing so long as it provides for an effective time that occurs on the Closing Date immediately after the Closing.

     2.8 Taking of Necessary Action; Further Action. Each of Parent, Merger Sub and Prize shall use all reasonable efforts to take all such actions as may be necessary or appropriate in order to effectuate the Merger under the DGCL and the TBCA as promptly as commercially practicable. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of either of Merger Sub or Prize, the officers and directors of the Surviving Corporation are fully authorized, in the name of the Surviving Corporation or otherwise to take, and shall take, all such lawful and necessary action.

                                    ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF PRIZE

     Prize hereby represents and warrants to Parent and Merger Sub as follows:

     3.1 Organization. Each of the Prize Companies: (a) is a corporation or a limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of its state of incorporation or formation; (b) has the requisite power and authority to own, lease and operate its properties and to conduct its business as it is presently being conducted; and (c) is duly qualified to do business as a foreign corporation or limited partnership, as applicable, and is in good standing, in each jurisdiction where the character of the properties owned or leased by it or the nature of its activities makes such qualification necessary (except where any failure to be so qualified as a foreign corporation, limited partnership or limited liability company or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect on Prize). Accurate and complete copies of the certificate of incorporation, bylaws, minute books and/or other organizational documents of each of the Prize Companies have heretofore been delivered to Parent. Prize has no corporate or other subsidiaries other than the Prize Subsidiaries.

     3.2 Other Equity Interests. None of the Prize Companies owns any equity interest in any general or limited partnership, corporation, limited liability company or joint venture other than the Prize Companies and as set forth on the Prize Disclosure Schedule (other than joint operating and other ownership arrangements and tax partnerships entered into in the ordinary course of business that, individually or in the aggregate, are not material to the operations or business of the Prize Companies, taken as a whole), and that do not entail any material liabilities.

     3.3 Authority and Enforceability. Prize has the requisite corporate power and authority to enter into and deliver this Agreement and (with respect to consummation of the Merger, subject to the valid approval of the Prize Proposal by the stockholders of Prize) to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and (with respect to consummation of the Merger, subject to the valid approval of the Prize

     Proposal by the stockholders of Prize) the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Prize, including approval by the board of directors of Prize, and no other corporate proceedings on the part of Prize are necessary to authorize the execution or delivery of this Agreement or (with respect to consummation of the Merger, subject to the valid approval of the Prize Proposal by the stockholders of Prize) to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Prize and (with respect to consummation of the Merger, subject to the valid approval of the Prize Proposal by the stockholders of Prize and assuming that this Agreement constitutes a valid and binding obligation of Parent and Merger Sub) constitutes a valid and binding obligation of Prize, enforceable against Prize in accordance with its terms.

     3.4 No Violations. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance by Prize with the provisions hereof will not, conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any Lien on any of the properties or assets of any of the Prize Companies under, any provision of (a) the certificate or articles of incorporation, bylaws or any other organizational documents of any of the Prize Companies, (b) any loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or other agreement or instrument applicable to any of the Prize Companies, or (c) assuming the consents, approvals, authorizations, permits, filings and notifications referred to in Section 3.5 are duly and timely obtained or made, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to any of the Prize Companies or any of their respective properties or assets, other than (y) in the case of clause (b) above, any such conflict, violation, default, right, loss or Lien that may arise under the Prize Bank Credit Agreement, and (z) in the case of clause (b) or (c) above, any such conflict, violation, default, right, loss or Lien that, individually or in the aggregate, would not have a Material Adverse Effect on Prize.

     3.5 Consents and Approvals. No consent, approval, order or authorization of, registration, declaration or filing with, or permit from, any Governmental Authority is required by or with respect to any of the Prize Companies in connection with the execution and delivery of this Agreement by Prize or the consummation by Prize of the transactions contemplated hereby, except for the following: (a) any such consent, approval, order, authorization, registration, declaration, filing or permit which the failure to obtain or make would not, individually or in the aggregate, have a Material Adverse Effect on Prize; (b) the filing of the Certificate of Merger with the Secretary of State of Delaware pursuant to applicable provisions of the DGCL and the filing of the Articles of Merger with the Secretary of State of Texas pursuant to applicable provisions of the TBCA; (c) the filing of a pre-merger notification report by Prize as may be required under the HSR Act and the expiration or termination of the applicable waiting period; (d) the filing with the SEC of the Proxy Statement/Prospectus and such reports under Section 13(a) of the Exchange Act and such other compliance with the Exchange Act and the Securities Act and the rules and regulations of the SEC thereunder as may be required in connection with this Agreement and the transactions contemplated hereby and the obtaining from the SEC of such orders as may be so required; (e) such filings and approvals as may be required by any applicable state securities, "blue sky" or takeover laws or Environmental Laws; and (f) such filings and approvals as may be required by any foreign pre-merger notification, securities, corporate or other law, rule or regulation. No Third-Party Consent is required by or with respect to any of the Prize Companies in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (x) any such Third-Party Consent which the failure to obtain would not, individually or in the aggregate, have a Material Adverse Effect on Prize, (y) the valid approval of the Prize Proposal by the stockholders of Prize, and (z) any consent, approval or waiver required by the terms of the Prize Bank Credit Agreement.

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

     3.6 SEC Documents. Prize has made available to Parent a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Prize with the SEC since January 1, 2000, and prior to the date of this Agreement (the "Prize SEC Documents"), which are all the documents (other than preliminary material) that Prize was required to file with the SEC since such date. As of their respective dates, the Prize SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Prize SEC Documents, and none of the Prize SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.7 Financial Statements. The Prize Financial Statements were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present, in accordance with applicable requirements of GAAP (in the case of the unaudited statements, subject to normal, recurring adjustments), the consolidated financial position of Prize and its subsidiaries as of their respective dates and the consolidated results of operations and the consolidated cash flows of Prize and its subsidiaries for the periods presented therein.

     3.8 Capital Structure.

     (a) The authorized capital stock of Prize consists of 50,000,000 shares of Prize Common Stock and 10,000,000 shares of Prize Preferred Stock.

     (b) As of the date hereof, there were (i) 12,529,106 issued and outstanding shares of Prize Common Stock, (ii) Prize Stock Options relating to 2,240,027 shares of Prize Common Stock that have been, or prior to the Effective Time will be, issued, and (iii) Prize Warrants relating to 1,708,724 shares of Prize Common Stock that were issued and outstanding. As of the date hereof, 2,085,481 shares of Prize Common Stock were held by Prize as treasury stock.

     (c) Except as set forth in Section 3.8(b), there are outstanding (i) no shares of capital stock or other voting securities of Prize, (ii) no securities of Prize or any other Person convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of Prize, and (iii) no subscriptions, options, warrants, calls, rights (including preemptive rights), commitments, understandings or agreements to which Prize is a party or by which it is bound obligating Prize to issue, deliver, sell, purchase, redeem or acquire shares of capital stock or other voting securities of Prize (or securities convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of Prize) or obligating Prize to grant, extend or enter into any such subscription, option, warrant, call, right, commitment, understanding or agreement.

     (d) All outstanding shares of Prize capital stock are validly issued, fully paid and nonassessable and not subject to any preemptive right.

     (e) All outstanding shares of capital stock and other voting securities of each of the corporate Prize Subsidiaries are (i) validly issued, fully paid and nonassessable and not subject to any preemptive right, and (ii) owned by the Prize Companies, free and clear of all Liens, claims and options of any nature (except for Permitted Encumbrances). There are outstanding (y) no securities of any Prize Subsidiary or any other Person convertible into or exchangeable or exercisable for shares of capital stock, other voting securities or other equity interests of such Prize Subsidiary, and (z) no subscriptions, options, warrants, calls, rights (including preemptive rights), commitments, understandings or agreements to which any Prize Subsidiary is a party or by which it is bound obligating such Prize Subsidiary to issue, deliver, sell, purchase, redeem or acquire shares of capital stock, other voting securities or other equity interests of such Prize Subsidiary (or securities convertible into or exchangeable or exercisable for shares of capital stock, other voting securities or other equity interests of such Prize Subsidiary) or obligating any Prize Subsidiary to grant, extend or enter into any such subscription, option, warrant, call, right, commitment, understanding or agreement.

     (f) Except for the Prize Voting and Shareholders Agreement, there is no stockholder agreement, voting trust or other agreement or understanding to which Prize is a party or by which it is bound relating to the voting of any shares of the capital stock of any of the Prize Companies.

     3.9 No Undisclosed Liabilities. There are no liabilities of any of the Prize Companies of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that are reasonably likely to have a Material Adverse Effect on Prize, other than (a) liabilities adequately provided for in the Prize Financial Statements, (b) liabilities incurred in the ordinary course of business subsequent to September 30, 2001, (c) liabilities under this Agreement, and (d) liabilities set forth on the Prize Disclosure Schedule.

     3.10 Absence of Certain Changes or Events. Except as set forth in the Prize Disclosure Schedule or as specifically contemplated by this Agreement, since September 30, 2001, none of the Prize Companies has done any of the following:

     (a) Discharged or satisfied any Lien or paid any obligation or liability, absolute or contingent, other than current liabilities incurred and paid in the ordinary course of business and consistent with past practices;

     (b) Paid or declared any dividends or distributions, purchased, redeemed, acquired or retired any indebtedness, stock or other securities from its stockholders or other securityholders, made any loans or advances or guaranteed any loans or advances to any Person (other than loans, advances or guaranties made in the ordinary course of business and consistent with past practices), or otherwise incurred or suffered to exist any liabilities (other than current liabilities incurred in the ordinary course of business and consistent with past practices);

     (c) Except for Permitted Encumbrances, suffered or permitted any Lien to arise or be granted or created against or upon any of its assets;

     (d) Canceled, waived or released any rights or claims against, or indebtedness owed by, third parties;

     (e)   Amended   its   certificate   of   incorporation,   bylaws  or  other
organizational documents;

     (f)  Made  or  permitted  any  amendment,   supplement,   modification   or
termination of, or any acceleration under, any Prize Material Agreement;

     (g) Sold, leased, transferred, assigned or otherwise disposed of (i) any Oil and Gas Interests of Prize that, individually or in the aggregate, had a value of $2,000,000 or more, or (ii) any other assets that, individually or in the aggregate, had a value at the time of such lease, transfer, assignment or disposition of $2,000,000 or more (and, in each case where a sale, lease, transfer, assignment or other disposition was made, it was made for fair consideration in the ordinary course of business); provided, however, that this
Section 3.10(g) shall not apply to the sale of Hydrocarbons in the ordinary course of business;

     (h) Made any investment in or contribution, payment, advance or loan to any Person (other than investments, contributions, payments or advances, or commitments with respect thereto, less than $500,000 in the aggregate, made in the ordinary course of business and consistent with past practices);

     (i) Paid, loaned or advanced (other than the payment, advance or reimbursement of expenses in the ordinary course of business) any amounts to, or sold, transferred or leased any of its assets to, or entered into any other transaction with, any of its Affiliates other than the Prize Companies;

     (j) Made any material change in any of the accounting principles followed by it or the method of applying such principles;

     (k) Entered into any material transaction (other than this Agreement) except in the ordinary course of business and consistent with past practices;

     (l) Increased benefits or benefit plan costs or changed bonus, insurance, pension, compensation or other benefit plan or arrangement or granted any bonus or increase in wages, salary or other compensation or made any other change in employment terms to any officer, director or employee of any of the Prize Companies (except in the ordinary course of business);

     (m) Issued any note, bond or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation involving more than $500,000 in the aggregate (other than pursuant to the Prize Bank Credit Agreement);

     (n) Delayed or postponed the payment of accounts payable or other liabilities (except in the ordinary course of business);

     (o) Canceled, compromised, waived or released any right or claim (or series of related rights and claims) involving more than $500,000 in the aggregate (except in the ordinary course of business);

     (p) Issued, sold, or otherwise disposed of any of its capital stock or other equity interest or granted any option, warrant, or other right to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock or other equity interest;

     (q) Made any loan to, or entered into any other transaction with, any of its directors, officers or employees (except in the ordinary course of business and not involving more than $100,000 in the aggregate);

     (r) Made or pledged to make any charitable or other capital contribution outside the ordinary course of business;

     (s) Made or committed to make capital expenditures in excess of $2,000,000 in the aggregate;

     (t) Made any change in any material Tax election or the manner Taxes are reported;

     (u) Otherwise been involved in any other material occurrence, event, incident, action, failure to act, or transaction involving any of the Prize Companies (except in the ordinary course of business);

     (v) Agreed, whether in writing or otherwise, to do any of the foregoing; or

     (w) Suffered any Material Adverse Effect (other than changes or trends, including changes or trends in commodity prices, generally prevalent in or affecting the oil and gas industry).

     3.11 Compliance with Laws, Material Agreements and Permits. None of the Prize Companies is in violation of, or in default under, and no event has occurred that (with notice or the lapse of time or both) would constitute a violation of or default under: (a) its certificate of incorporation, bylaws or other organizational documents, (b) any applicable law, rule, regulation, ordinance, order, writ, decree or judgment of any Governmental Authority, or (c) any Prize Material Agreement, except (in the case of clause (b) or (c) above) for any violation or default that would not, individually or in the aggregate, have a Material Adverse Effect on Prize. Each of the Prize Companies has obtained and holds all permits, licenses, variances, exemptions, orders, franchises, approvals and authorizations of all Governmental Authorities necessary for the lawful conduct of its business and the lawful ownership, use and operation of its assets ("Prize Permits"), except for Prize Permits which the failure to obtain or hold would not, individually or in the aggregate, have a Material Adverse Effect on Prize. None of the Prize Permits will be adversely affected by the consummation of the transactions contemplated under this Agreement or requires any filing or consent in connection therewith. Each of the Prize Companies is in compliance with the terms of its Prize Permits, except where the failure to comply would not, individually or in the aggregate, have a

Material Adverse Effect on Prize. No investigation or review by any Governmental Authority with respect to any of the Prize Companies is pending or, to the knowledge of Prize, threatened, other than those the outcome of which would not, individually or in the aggregate, have a Material Adverse Effect on Prize. To the knowledge of Prize, no other party to any Prize Material Agreement is in material breach of the terms, provisions or conditions of such Prize Material Agreement.

     3.12 Governmental Regulation. No Prize Company is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or any state public utilities laws.

     3.13 Litigation. Except as set forth in the Prize Disclosure Schedule: (a) no litigation, arbitration, investigation or other proceeding is pending or, to the knowledge of Prize, threatened against any of the Prize Companies or their respective assets which, if adversely determined, could reasonably be expected to have a Material Adverse Effect on Prize; and (b) no Prize Company is subject to any outstanding injunction, judgment, order, decree or ruling (other than routine oil and gas field regulatory orders). There is no litigation, proceeding or investigation pending or, to the knowledge of Prize, threatened against or affecting any of the Prize Companies that questions the validity or enforceability of this Agreement or any other document, instrument or agreement to be executed and delivered by Prize in connection with the transactions contemplated hereby.

     3.14 No Restrictions. None of the Prize Companies is a party to: (a) any agreement, indenture or other instrument that contains restrictions with respect to the payment of dividends or other distributions with respect to its capital, other than the Prize Bank Credit Agreement; (b) any financial arrangement with respect to or creating any indebtedness to any Person (other than indebtedness
(i) reflected in the Prize Financial Statements, (ii) under the Prize Bank Credit Agreement, or (iii) incurred in the ordinary course of business since September 30, 2001), unless such indebtedness would not, individually or in the aggregate, result in a Material Adverse Effect on the Prize Companies; (c) any agreement, contract or commitment relating to the making of any advance to, or investment in, any Person (other than restrictions under the Prize Bank Credit Agreement and advances in the ordinary course of business); (d) any guaranty or other contingent liability with respect to any indebtedness or obligation of any Person (other than (i) guaranties pursuant to the Prize Bank Credit Agreement,
(ii) guaranties undertaken in the ordinary course of business, and (iii) the endorsement of negotiable instruments for collection in the ordinary course of business); or (e) any agreement, contract or commitment limiting in any respect its ability to compete with any Person or otherwise conduct business of any line or nature.

     3.15 Tax Audits and Settlements. None of the Prize Companies is a party or subject to any unresolved or incomplete Tax audit or settlement.

     3.16 Taxes.

     (a) Each of the Prize Companies and any affiliated, combined or unitary group of which any such entity is or was a member has (i) timely filed all federal, state, local and foreign returns, declarations, reports, estimates, information returns and statements ("Tax Returns") required to be filed by it with respect to any Taxes, (ii) timely paid all Taxes that are due and payable

(except for Taxes that are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established) for which any of the Prize Companies may be liable, (iii) complied with all applicable laws, rules and regulations relating to the payment and withholding of Taxes, and (iv) timely withheld from employee wages and paid over to the proper Governmental Authorities all amounts required to be so withheld and paid over, except where the failure to file, pay, comply with or withhold would not have a Material Adverse Effect on Prize.

     (b) Except as set forth in the Prize Disclosure Schedule: (i) no audits or other administrative or court proceedings are presently pending with regard to any federal, state, local or foreign income or franchise Taxes for which any of the Prize Companies would be liable; and (ii) there are no pending requests for Tax rulings from any Governmental Authority, no outstanding subpoenas or requests for information by any Governmental Authority with respect to any Taxes, no proposed reassessments by any Governmental Authority of any property owned or leased, and no agreements in effect to extend the time to file any Tax Return or the period of limitations for the assessment or collection of any Taxes for which any of the Prize Companies would be liable.

     (c) Except as set forth in the Prize Disclosure Schedule: (i) there are no Liens on any of the assets of the Prize Companies for unpaid Taxes, other than Liens for Taxes not yet due and payable; (ii) no Prize Company has any liability under Treasury Regulation ss. 1.1502-6 or any analogous state, local or foreign law by reason of having been a member of any consolidated, combined or unitary group, other than the affiliated group of which Prize is the common parent corporation; and (iii) no Prize Company is or has been a party to any Tax sharing agreement between related corporations.

     (d) The amount of liability for unpaid Taxes of the Prize Companies does not, in the aggregate, materially exceed the amount of the liability accruals for Taxes reflected on the Prize Financial Statements.

     (e) Prize has made available to Parent complete copies of all Tax Returns filed by the Prize Companies with respect to any Taxes and all Tax audit reports, work papers, statements of deficiencies, and closing or other agreements with respect thereto with respect to Tax years 1999, 2000 and 2001.

     (f) Except as set forth in the Prize Disclosure Schedule: (i) no Prize Company is required to treat any of its assets as owned by another person for federal income tax purposes or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code; (ii) no election has been made under Section 338 of the Code and no events have occurred which would result in a deemed election under Section 338 of the Code with respect to any Prize Company; (iii) no election has been made under Section 341(f) of the Code with respect to any Prize Company; (iv) no Prize Company has participated in any international boycott as defined in Code Section 999; (v) there are no outstanding balances of deferred gain or loss accounts with respect to any Prize Company under Treas. Reg.ss.ss. 1.1502-13 or 1.1502-13T; (vi) no Prize Company has made or will make any election under Treas. Reg.ss. 1.502-20(g)(1) with respect to the reattribution of net operating losses; and
(vii) no Prize Company has or has ever conducted branch operations in any foreign country within the meaning of Treas. Reg.ss. 1.367(a)-6T.

     (g) The books and records of Prize contain accurate and complete information with respect to: (i) all material Tax elections in effect with respect to the Prize Companies; (ii) the current Tax basis of the assets of the Prize Companies; (iii) any excess loss accounts of any Prize Company; (iv) the current and accumulated earnings and profits of Prize; (v) the net operating losses and net capital losses of the Prize Companies, the years that such net operating and net capital losses expire, and any restrictions to which such net operating and net capital losses are subject under any provision of the Code or consolidated return regulations; (vi) Tax credit carryovers of the Prize Companies; and (vii) any overall foreign losses to the Prize Companies under
Section 904(f) of the Code.

     (h) No shareholder of Prize that is a foreign corporation or a nonresident alien individual has owned as much as five percent of the outstanding stock of Prize at any time during the five-year period ending on the date hereof.

     3.17 Employee Benefit Plans.

     (a) The Prize Disclosure Schedule sets forth a complete and accurate list of each of the following which is or has been sponsored, maintained or contributed to by Prize or any trade or business, whether or not incorporated (a "Prize ERISA Affiliate"), or in which any employee or co-employee of any of the Prize Companies participates or is covered, that together with Prize would be considered affiliated with Prize or any Prize ERISA Affiliate under Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA for the benefit of any person who, as of the Closing, is a current or former employee or subcontractor of Prize or any Prize ERISA Affiliate: (i) each "employee benefit plan," as such term is defined in Section 3(3) of ERISA (each, a "Prize Plan"); and (ii) each personnel policy, stock option plan, bonus plan or arrangement, incentive award plan or arrangement, vacation policy, severance pay plan, policy, program or agreement, deferred compensation agreement or arrangement, executive compensation or supplemental income arrangement, retiree benefit plan or arrangement, fringe benefit program or practice (whether or not taxable), employee loan, consulting agreement, employment agreement and each other employee benefit plan, agreement, arrangement, program, practice or understanding which is not described in clause (i) above (each, a "Prize Benefit Program or Agreement") (the Prize Plans and Prize Benefit Programs or Agreements are sometimes collectively referred to in this Agreement as the "Prize Employee Benefit Plans").

     (b) True, correct and complete copies of each of the Prize Plans and related trusts, if applicable, including all amendments thereto, have been furnished or made available to Parent. There has also been furnished or made available to Parent, with respect to each Prize Plan required to file such report and description, the report on Form 5500 for the past three years, to the extent applicable, and the most recent summary plan description and summaries of material modifications thereto. True, correct and complete copies or descriptions of all Prize Benefit Programs or Agreements have also been furnished or made available to Parent.

     (c) Except as otherwise set forth on the Prize Disclosure Schedule: (i) none of Prize, any Prize ERISA Affiliate or any entity that, at any time during the past six years, was required to be treated as a single employer together with Prize or a Prize ERISA Affiliate pursuant to Section 414 of the Code contributes to or has an obligation to contribute to, nor has at any time contributed to or had an obligation to contribute to, a multiemployer plan within the meaning of Section 3(37) of ERISA or any other plan subject to Title IV of ERISA; (ii) each of Prize and the Prize ERISA Affiliates has performed all obligations, whether arising by operation of law or by contract, including ERISA and the Code, required to be performed by it in connection with the Prize Employee Benefit Plans, and, to the knowledge of Prize, there have been no defaults or violations by any other party to the Prize Employee Benefit Plans; (iii) all reports, returns, notices, disclosures and other documents relating to the Prize Plans required to be filed with or furnished to governmental entities, plan participants or plan beneficiaries have been timely filed or furnished in accordance with applicable law, and each Prize Employee Benefit Plan has been administered in compliance with its governing written documents; (iv) each of the Prize Plans intended to be qualified under Section 401 of the Code satisfies the requirements of such Section and has received a favorable determination letter from the Internal Revenue Service (the "IRS") regarding such qualified status and has not been amended, operated or administered in a way which would adversely affect such qualified status; (v) there are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of Prize, contemplated or threatened against, or with respect to, any of the Prize Employee Benefit Plans or their assets; (vi) each trust maintained in connection with each Prize Plan, which is qualified under Section 401 of the Code, is tax exempt under Section 501 of the Code; (vii) all contributions required to be made to the Prize Employee Benefit Plans have been made timely; (viii) no accumulated funding deficiency, whether or not waived, within the meaning of
Section 302 of ERISA or Section 412 of the Code has been incurred, and there has been no termination or partial termination of any Prize Plan within the meaning of Section 411(d)(3) of the Code; (ix) no act, omission or transaction has occurred which could result in imposition on Prize or any Prize ERISA Affiliate of (A) breach of fiduciary duty liability damages under Section 409 of ERISA,
(B) a civil penalty assessed pursuant to subsections (c), (i) or (1) of Section 502 of ERISA or (C) a tax imposed pursuant to Chapter 43 of Subtitle D of the Code; (x) to the knowledge of Prize, there is no matter pending with respect to any of the Prize Plans before the IRS, the Department of Labor or the Pension Benefit Guaranty Corporation (the "PBGC"); (xi) each of the Prize Employee Benefit Plans complies, in form and operation, with the applicable provisions of the Code and ERISA; (xii) each Prize Employee Benefit Plan may be unilaterally amended or terminated in its entirety without any liability or other obligation;
(xiii) Prize and the Prize ERISA Affiliates have no liabilities or other obligations, whether actual or contingent, under any Prize Employee Benefit Plan for post-employment benefits of any nature (other than COBRA continuation coverage); and (xiv) neither Prize nor any of the Prize ERISA Affiliates or any present or former director, officer, employee or other agent of Prize or any of the Prize ERISA Affiliates has made any written or oral representations or promises to any present or former director, officer, employee or other agent concerning his or her terms, conditions or benefits of employment, including the tenure of any such employment or the conditions under which such employment may be terminated by Prize, any of the Prize ERISA Affiliates or Parent which will be binding upon or enforceable against Parent or Prize after the Effective Time.

     (d) Except as otherwise set forth on the Prize Disclosure Schedule, no employee is currently on a leave of absence due to sickness or disability and no claim is pending or expected to be made by an employee, former employee or independent contractor for workers' compensation benefits.

     (e) With respect to the Prize Employee Benefit Plans, there exists no condition or set of circumstances in connection with any of the Prize Companies that could be expected to result in liability reasonably likely to have a Material Adverse Effect on Prize under ERISA, the Code or any other applicable law. With respect to the Prize Employee Benefit Plans, individually and in the aggregate, there are no unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP, on the financial statements of the Prize Companies, which obligations are reasonably likely to have a Material Adverse Effect on Prize.

     (f) Except pursuant to the Prize Extraordinary Transaction Compensation Policy, neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in any payment becoming due to any employee or group of employees of any of the Prize Companies.

     (g) Except as set forth in the Prize Disclosure Schedule, no amounts payable or that could become payable under any Prize Employee Benefit Plan (including the Prize Extraordinary Transaction Compensation Policy) as a result of the consummation of the transactions contemplated by this Agreement will fail to be deductible for Federal income tax purposes by virtue of either Section 280G or 162(m) of the Code.

     3.18 Employment Contracts and Benefits. Except as set forth in the Prize Disclosure Schedule or otherwise provided for in any Prize Employee Benefit
Plan: (a) none of the Prize Companies is subject to or obligated under any consulting, employment, severance, termination or similar arrangement, any employee benefit, incentive or deferred compensation plan with respect to any Person, or any bonus, profit sharing, pension, stock option, stock purchase or similar plan or other arrangement or other fringe benefit plan entered into or maintained for the benefit of employees of any of the Prize Companies or any other Person; and (b) no employee of any of the Prize Companies or any other Person owns, or has any right granted by any of the Prize Companies to acquire, any interest in any of the assets or business of any of the Prize Companies.

     3.19 Labor Matters.

     (a) No employees of any of the Prize Companies are represented by any labor organization. No labor organization or group of employees of any of the Prize Companies has made a demand for recognition or certification as a union or other labor organization, and there are no representation or certification proceedings or petitions seeking a representation or certification proceeding presently pending or threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. There are no organizing activities involving any of the Prize Companies pending with any labor organization or group of employees of any of the Prize Companies.

     (b) Each of the Prize Companies is in compliance with all laws, rules, regulations and orders relating to the employment of labor, including all such laws, rules, regulations and orders relating to wages, hours, collective bargaining, discrimination, civil rights, safety and health, workers' compensation and the collection and payment of income Tax withholding, Social Security Taxes, Medicare Taxes and similar Taxes, except where the failure to comply would not, individually or in the aggregate, have a Material Adverse Effect on Prize.

     3.20  Accounts  Receivable.  Except as set  forth in the  Prize  Disclosure
Schedule: (a) all of the accounts, notes and loans receivable that have been recorded on the books of the Prize Companies are bona fide and represent accounts, notes and loans receivable validly due for goods sold or services rendered and are reasonably expected to be collected in full within 90 days after the applicable invoice or note maturity date (other than such accounts, notes and loans receivable that, individually or in the aggregate, do not have a book value as of the date hereof in excess of $500,000); (b) except for Permitted Encumbrances, all of such accounts, notes and loans receivable are free and clear of any and all Liens and other adverse claims and charges, and none of such accounts, notes or loans receivable is subject to any offset or claim of offset; and (c) none of the obligors on such accounts, notes or loans receivable has given notice to any of the Prize Companies that it will or may refuse to pay the full amount or any portion thereof.

     3.21 Insurance. Each of the Prize Companies maintains, and through the Closing Date will maintain, insurance with reputable insurers (or pursuant to prudent self-insurance programs described in the Prize Disclosure Schedule) in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to those of the Prize Companies and owning properties in the same general area in which the Prize Companies conduct their businesses. None of such insurance coverage was obtained through the use of false or misleading information or the failure to provide the insurer with all information requested in order to evaluate the liabilities and risks insured. There is no material default with respect to any provision contained in any such policy or binder, and none of the Prize Companies has failed to give any notice or present any claim under any such policy or binder in due and timely fashion. There are no billed but unpaid premiums past due under any such policy or binder. Except as set forth in the Prize Disclosure
Schedule: (a) there are no outstanding claims under any such policies or binders and, to the knowledge of Prize, there has not occurred any event that might reasonably form the basis of any claim against or relating to any of the Prize Companies that is not covered by any of such policies or binders; (b) no notice of cancellation or non-renewal of any such policies or binders has been received; and (c) there are no performance bonds outstanding with respect to any of the Prize Companies.

     3.22 Intellectual Property. There are no material trademarks, trade names, patents, service marks, brand names, computer programs, databases, industrial designs, copyrights or other intangible property that are necessary for the operation, or continued operation, of the business of any of the Prize Companies or for the ownership and operation, or continued ownership and operation, of any of their assets, for which the Prize Companies do not hold valid and continuing authority in connection with the use thereof. The businesses of the Prize Companies, as presently conducted, do not conflict with, infringe or violate any intellectual property rights of any other Person, except where any such conflict, infringement or violation could not reasonably be expected to have a Material Adverse Effect on Prize.

     3.23 Title to Assets. The Prize Companies (individually or collectively) have Defensible Title to the Oil and Gas Interests of Prize included or reflected in Prize's Ownership Interests. Each Oil and Gas Interest included or reflected in Prize's Ownership Interests entitles the Prize Companies (individually or collectively) to receive not less than the undivided interest set forth in (or derived from) the Ownership Interests of Prize of all Hydrocarbons produced, saved and sold from or attributable to such Oil and Gas Interest, and the portion of the costs and expenses of operation and development of such Oil and Gas Interest that is borne or to be borne by the Prize Companies (individually or collectively) is not greater than the undivided interest set forth in (or derived from) Prize's Ownership Interests. No fact, circumstance or condition of the title to an Oil and Gas Interest shall be considered to effect a reduction in the value of the assets, unless due consideration has been given to (a) the length of time that such Oil and Gas Interest has been producing Hydrocarbons and has been credited to and accounted for by the Prize Companies and their predecessors in title, if any, and (b) whether any such fact, circumstance or condition is of the type that can generally be expected to be encountered in the area involved and is usually and customarily acceptable to reasonable and prudent operators, interest owners and purchasers engaged in the business of the ownership, development and operation of oil and gas properties.

     3.24 Oil and Gas  Operations.  Except as set forth in the Prize  Disclosure
Schedule:

     (a) All wells included in the Oil and Gas Interests of Prize have been drilled and (if completed) completed, operated and produced in accordance with generally accepted oil and gas field practices and in compliance in all material respects with applicable oil and gas leases and applicable laws, rules and regulations, except where any failure or violation could not reasonably be expected to have a Material Adverse Effect on Prize; and

     (b) Proceeds from the sale of Hydrocarbons produced from Prize's Oil and Gas Interests are being received by the Prize Companies in a timely manner and are not being held in suspense for any reason (except in the ordinary course of business).

     3.25 Financial and Commodity Hedging. The Prize Disclosure Schedule accurately summarizes as of the date hereof the outstanding Hydrocarbon and financial hedging positions of the Prize Companies (including fixed price controls, collars, swaps, caps, hedges and puts).

     3.26  Environmental  Matters.  Except as set forth in the Prize  Disclosure
Schedule:

     (a) Each of the Prize Companies has conducted its business and operated its assets, and is conducting its business and operating its assets, in compliance with all Environmental Laws, other than any noncompliance that (i) is typical in the ordinary course of business for oil and gas properties of the type owned by the Prize Companies, and (ii) would not be reasonably expected to result in a Material Adverse Effect on Prize;

     (b) To the knowledge of Prize, none of the Prize Companies has been notified by any Governmental Authority or other third party that any of the operations or assets of any of the Prize Companies is the subject of any investigation or inquiry by any Governmental Authority or other third party evaluating whether any remedial action is needed to respond to a release or threatened release of any Hazardous Material or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Material;

     (c) None of the Prize Companies and, to the knowledge of Prize, no other Person has filed any notice under any federal, state or local law indicating that (i) any of the Prize Companies is responsible for the improper release into the environment, or the improper storage or disposal, of any Hazardous Material, or (ii) any Hazardous Material is improperly stored or disposed of upon any property of any of the Prize Companies;

     (d) None of the Prize Companies has any liability in excess of $2,000,000 in the aggregate in connection with (i) the release or threatened release into the environment at, beneath or on any property now or previously owned, leased or operated by any of the Prize Companies, (ii) any obligations under or violations of Environmental Laws, or (iii) the use, release, storage or disposal of any Hazardous Material;

     (e) None of the Prize Companies has received any claim, complaint, notice, inquiry or request for information involving any matter which remains unresolved with respect to any alleged violation of any Environmental Law or regarding potential liability under any Environmental Law relating to operations or conditions of any facilities or property (including off-site storage or disposal of any Hazardous Material from such facilities or property) currently or formerly owned, leased or operated by any of the Prize Companies;

     (f) No property now or previously owned, leased or operated by any of the Prize Companies is listed on the National Priorities List pursuant to CERCLA or on the CERCLIS or on any other federal or state list as sites requiring investigation or cleanup;

     (g) To the knowledge of Prize, none of the Prize Companies is transporting, has transported, or is arranging or has arranged for the transportation of any Hazardous Material to any location which is listed on the National Priorities List pursuant to CERCLA, on the CERCLIS, or on any similar federal or state list or which is the subject of federal, state or local enforcement actions or other investigations that may lead to claims in excess of $100,000 against any of the Prize Companies for removal or remedial work, contribution for removal or remedial work, damage to natural resources or personal injury, including claims under CERCLA;

     (h) None of the Prize Companies owns or operates any underground storage tanks or solid waste storage, treatment and/or disposal facilities;

     (i) To the knowledge of Prize, no asbestos, asbestos containing materials or polychlorinated biphenyls are present on or at any property or facility owned, leased or operated by any of the Prize Companies, other than gas processing plants and associated gathering systems;

     (j) None of the Prize Companies is operating, or required to be operating, any of its properties or facilities under any compliance or consent order, decree or agreement issued or entered into under, or pertaining to matters regulated by, any Environmental Law; and

     (k) To the knowledge of Prize, Prize has provided or made available to Parent copies of all environmental audits, assessments and evaluations of any of the Prize Companies or any of their properties or assets.

     3.27 Books and Records. All books, records and files of the Prize Companies (including those pertaining to Prize's Oil and Gas Interests, wells and other assets, those pertaining to the production, gathering, transportation and sale of Hydrocarbons, and corporate, accounting, financial and employee records): (a) have been prepared, assembled and maintained in accordance with usual and customary policies and procedures, and (b) fairly and accurately reflect the ownership, use, enjoyment and operation by the Prize Companies of their respective assets.

     3.28 Brokers. Except as set forth on the Prize Disclosure Schedule, no broker, finder, investment banker or other Person is or will be, in connection with the transactions contemplated by this Agreement, entitled to any brokerage, finder's or other fee or compensation based on any arrangement or agreement made by or on behalf of Prize and for which Parent, or any of the Prize Companies will have any obligation or liability.

     3.29 Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of Prize Common Stock is the only vote of the holders of any class or series of Prize capital stock or other voting securities necessary to approve this Agreement, the Merger and the transactions contemplated hereby.

     3.30 Powers of Attorney; Authorized Signatories. The Prize Disclosure Schedule lists: (a) the names and addresses of all Persons holding powers of attorney on behalf of any of the Prize Companies; and (b) the names of all banks and other financial institutions in which any of the Prize Companies currently have one or more bank accounts or safe deposit boxes, along with the account numbers and the names of all persons authorized to draw on such accounts or to have access to such safe deposit boxes.

     3.31 Gas Imbalances. Except as set forth on the Prize Disclosure Schedule, none of the Prize Companies has received any deficiency payment under any gas contract for which any Person has a right to take deficiency gas from any Prize Company, nor have any of the Prize Companies received any payment for production which is subject to refund or recoupment out of future production.

     3.32 Royalties. To the knowledge of Prize as to wells not operated by a Prize Company, and without qualification as to knowledge as to all wells operated by a Prize Company, all royalties, overriding royalties, compensatory royalties and other payments due from or in respect of production with respect to Prize's Oil and Gas Interests, have been or will be, prior to the Effective Time, properly and correctly paid or provided for in all material respects, except for those for which a Prize Company has a valid right to suspend.

     3.33 Prepayments. Except as set forth on the Prize Disclosure Schedule, no prepayment for Hydrocarbon sales has been received by any of the Prize Companies for Hydrocarbons which have not been delivered.

         3.34 Reserve Report. The Prize Reserve Report was generally prepared in accordance with all applicable guidelines of the Society of Petroleum Engineers and on a basis consistent with the reserve report referred to in Prize's Annual Report on Form 10-K for the year ended December 31, 2000.

     3.35 State Takeover Laws. Prize has taken all necessary action to exempt the Merger from any applicable moratorium, fair price, business combination, control share and other anti-takeover laws under the DGCL.

     3.36 Disclosure. No representation or warranty of Prize set forth in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading.

                                    ARTICLE 4

             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

     Parent and Merger Sub hereby jointly and severally represent and warrant to Prize as follows:

     4.1 Organization. Each of Parent and Merger Sub: (a) is a corporation, duly organized, validly existing and in good standing under the laws of its state of incorporation, (b) has the requisite power and authority to own, lease and operate its properties and to conduct its business as it is presently being conducted, and (c) is duly qualified to do business as a foreign corporation, and is in good standing, in each jurisdiction where the character of the properties owned or leased by it or the nature of its activities makes such qualification necessary (except where any failure to be so qualified as a foreign corporation or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect on Parent). Copies of the articles of incorporation and bylaws of each of Parent and Merger Sub have heretofore been delivered to Prize, and such copies are accurate and complete as of the date hereof. Parent has no corporate or other subsidiaries other than the Parent Subsidiaries.

     4.2 Other Equity Interests. None of the Parent Companies owns any equity interest in any general or limited partnership, corporation, limited liability company or joint venture other than as set forth on the Parent Disclosure Schedule (other than joint operating and other ownership arrangements and tax partnerships entered into in the ordinary course of business that, individually or in the aggregate, are not material to the operations or business of the Parent Companies, taken as a whole), and that do not entail material liabilities.

     4.3 Authority and Enforceability. Each of Parent and Merger Sub has the requisite corporate power and authority to enter into and deliver this Agreement and (with respect to consummation of the Merger, subject to the valid approval of the Prize Proposal by the stockholders of Parent) to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and (with respect to consummation of the Merger, subject to the valid approval of the Prize Proposal by the stockholders of Parent) the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Sub, including approval by the board of directors of Parent and the board of directors and stockholders of Merger Sub, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize the execution or delivery of this Agreement or (with respect to consummation of theMerger, subject to the valid approval of the Prize Proposal by the stockholders of Parent) to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and (with respect to consummation of theMerger, subject to the valid approval of the Prize Proposal by the stockholders of Parent, and assuming that this Agreement constitutes a valid and binding obligation of Prize) constitutes a valid and binding obligation of each of Parent and Merger Sub enforceable against each of them in accordance with its terms.

     4.4 No Violations. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance by Parent and Merger Sub with the provisions hereof will not, conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any Lien on any of the properties or assets of any of the Parent Companies under, any provision of (a) the certificate or articles of incorporation, bylaws or any other organizational documents of any of the Parent Companies, (b) any loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or other agreement or instrument applicable to any of the Parent Companies (other than any such conflict, violation, default, right, loss or Lien that may arise under the Parent Bank Credit Agreement), or
(c) assuming the consents, approvals, authorizations, permits, filings and notifications referred to in Section 4.5 are duly and timely obtained or made, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to any of the Parent Companies or any of their respective properties or assets, other than, in the case of clause (b) or (c) above, any such conflict, violation, default, right, loss or Lien that, individually or in the aggregate, would not have a Material Adverse Effect on Parent.

     4.5 Consents and Approvals. No consent, approval, order or authorization of, registration, declaration or filing with, or permit from, any Governmental Authority is required by or with respect to Parent or Merger Sub in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the transactions contemplated hereby, except for the following: (a) any such consent, approval, order, authorization, registration, declaration, filing or permit which the failure to obtain or make would not, individually or in the aggregate, have a Material Adverse Effect on Parent; (b) the filing of the Certificate of Merger with the Secretary of State of Delaware pursuant to applicable provisions of the DGCL and the filing of the Articles of Merger with the Secretary of State of Texas pursuant to applicable provisions of the TBCA; (c) the filing of a pre-merger notification report by Parent as may be required under the HSR Act and the expiration or termination of the applicable waiting period; (d) the filing with the SEC of the Registration Statement and such reports under Section 13(a) of the Exchange Act and such other compliance with the Exchange Act and the Securities Act and the rules and regulations of the SEC thereunder as may be required in connection with this Agreement and the transactions contemplated hereby and the obtaining from the SEC of such orders as may be so required; (e) the filing with a National Stock Exchange of a listing application relating to the shares of Parent Common Stock to be issued pursuant to the Merger and the obtaining from such exchange of its approvals thereof; (f) such filings and approvals as may be required by any applicable state securities, "blue sky" or takeover laws or Environmental Laws; and (g) such filings and approvals as may be required by any foreign pre-merger notification, securities, corporate or other law, rule or regulation. No Third-Party Consent is required by or with respect to Parent, Merger Sub or any Parent Subsidiary in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (x) any such Third-Party Consent which the failure to obtain would not, individually or in the aggregate, have a Material Adverse Effect on Parent, (y) the valid approval of the Prize Proposal (including the issuance of the Parent Common Stock in the Merger) by the stockholders of Parent, and (z) any consent, approval or waiver required by the terms of the Parent Bank Credit Agreement.

     4.6 SEC Documents. Parent has made available to Prize a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Parent with the SEC since January 1, 2000, and prior to the date of this Agreement and any amendments thereto (the "Parent SEC Documents"), which are all the documents (other than preliminary material) that Parent was required to file with the SEC since such date. As of their respective dates, the Parent SEC Documents (as amended) complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Documents, and none of the Parent SEC Documents (as amended) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.7 Financial Statements. The Parent Financial Statements were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present, in accordance with applicable requirements of GAAP (in the case of the unaudited statements, subject to normal, recurring adjustments), the consolidated financial position of Parent and its subsidiaries as of their respective dates and the consolidated results of operations and the consolidated cash flows of Parent and its subsidiaries for the periods presented therein.

     4.8 Capital Structure.

     (a) The authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock and 10,000,000 shares of Parent Preferred Stock. The authorized capital stock of Merger Sub consists of 1,000 shares of Merger Sub Common Stock.

     (b) As of September 30, 2001, there were issued and outstanding 35,674,468 shares of Parent Common Stock and 80,000 shares of Parent Preferred Stock. 4,731,249 shares of Parent Common Stock are issuable upon exercise of outstanding stock options and warrants. As of

     September 30, 2001, 514,713 shares of Parent Common Stock and no shares of Parent Preferred Stock were held by Parent as treasury stock.

     (c) Except as set forth in Section 4.8(b) or in the Parent Disclosure Schedule, there are outstanding (i) no shares of capital stock or other voting securities of Parent, (ii) no securities of Parent or any other Person convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of Parent, and (iii) no subscriptions, options, warrants, calls, rights (including preemptive rights, commitments, understandings or agreements to which Parent is a party or by which it is bound) obligating Parent to issue, deliver, sell, purchase, redeem or acquire shares of capital stock or other voting securities of Parent (or securities convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of Parent) or obligating Parent to grant, extend or enter into any such subscription, option, warrant, call, right, commitment, understanding or agreement.

     (d) All outstanding shares of Parent capital stock are, and (when issued) the shares of Parent Common Stock to be issued pursuant to the Merger and upon exercise of the Prize Stock Options and Prize Warrants will be, validly issued, fully paid and nonassessable and not subject to any preemptive right.

     (e) 100 shares of Merger Sub Common Stock are issued and outstanding, all of which are owned by Parent. All outstanding shares of capital stock and other voting securities of Merger Sub and of each of the other corporate Parent Subsidiaries are (i) validly issued, fully paid and nonassessable and not subject to any preemptive right, and (ii) owned by the Parent Companies, free and clear of all Liens, claims and options of any nature (except Permitted Encumbrances). There are outstanding (y) no securities of any Parent Subsidiary or any other Person convertible into or exchangeable or exercisable for shares of capital stock, other voting securities or other equity interests of such Parent Subsidiary, and (z) no subscriptions, options, warrants, calls, rights (including preemptive rights), commitments, understandings or agreements to which any Parent Subsidiary is a party or by which it is bound obligating such Parent Subsidiary to issue, deliver, sell, purchase, redeem or acquire shares of capital stock, other voting securities or other equity interests of such Parent Subsidiary (or securities convertible into or exchangeable or exercisable for shares of capital stock, other voting securities or other equity interests of such Parent Subsidiary) or obligating any Parent Subsidiary to grant, extend or enter into any such subscription, option, warrant, call, right, commitment, understanding or agreement.

     (f) Except as set forth in the Parent Disclosure Schedule, there is no stockholder agreement, voting trust or other agreement or understanding to which Parent is a party or by which it is bound relating to the voting of any shares of the capital stock of any of the Parent Companies.

     4.9 No Undisclosed Liabilities. There are no liabilities of any of the Parent Companies of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that are reasonably likely to have a Material Adverse Effect on Parent, other than (a) liabilities adequately provided for in the Parent Financial Statements, (b) liabilities incurred in the ordinary course of business subsequent to September 30, 2001, (c) liabilities under this Agreement, and (d) liabilities set forth on the Parent Disclosure Schedule.

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

     4.10 Absence of Certain Changes or Events. Except as set forth in the Parent Disclosure Schedule or as specifically contemplated by this Agreement, since September 30, 2001, none of the Parent Companies has done any of the following:

     (a) Discharged or satisfied any Lien or paid any obligation or liability, absolute or contingent, other than current liabilities incurred and paid in the ordinary course of business and consistent with past practices;

     (b) Paid or declared any dividends or distributions, purchased, redeemed, acquired or retired any indebtedness, stock or other securities from its stockholders or other securityholders, made any loans or advances or guaranteed any loans or advances to any Person (other than loans, advances or guaranties made in the ordinary course of business and consistent with past practices), or otherwise incurred or suffered to exist any liabilities (other than current liabilities incurred in the ordinary course of business and consistent with past practices);

     (c) Except for Permitted Encumbrances, suffered or permitted any Lien to arise or be granted or created against or upon any of its assets;

     (d) Canceled, waived or released any rights or claims against, or indebtedness owed by, third parties;

     (e) Amended its certificate or articles of incorporation, bylaws or other organizational documents;

     (f)  Made  or  permitted  any  amendment,   supplement,   modification   or
termination of, or any acceleration under, any Parent Material Agreement;

     (g) Sold, leased, transferred, assigned or otherwise disposed of (i) any Oil and Gas Interests of Parent that, individually or in the aggregate, had a value of $2,000,000 or more, or (ii) any other assets that, individually or in the aggregate, had a value at the time of such lease, transfer, assignment or disposition of $2,000,000 or more (and, in each case where a sale, lease, transfer, assignment or other disposition was made, it was made for fair consideration in the ordinary course of business); provided, however, that this
Section 4.10(g) shall not apply to the sale of Hydrocarbons in the ordinary course of business;

     (h) Made any investment in or contribution, payment, advance or loan to any Person (other than investments, contributions, payments or advances, or commitments with respect thereto, less than $500,000 in the aggregate, made in the ordinary course of business and consistent with past practices);

     (i) Paid, loaned or advanced (other than the payment, advance or reimbursement of expenses in the ordinary course of business) any amounts to, or sold, transferred or leased any of its assets to, or entered into any other transaction with, any of its Affiliates other than the Parent Companies;

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

     (j) Made any material change in any of the accounting principles followed by it or the method of applying such principles;

     (k) Entered into any material transaction (other than this Agreement) except in the ordinary course of business and consistent with past practices;

     (l) Increased benefits or benefit plan costs or changed bonus, insurance, pension, compensation or other benefit plan or arrangement or granted any bonus or increase in wages, salary or other compensation or made any other change in employment terms to any officer, director or employee of any of the Parent Companies (except in the ordinary course of business);

     (m) Issued any note, bond or other debt security or created, incurred, assumed or guaranteed any indebtedness for borrowed money or capitalized lease obligation involving more than $500,000 in the aggregate (other than pursuant to the Parent Bank Credit Agreement);

     (n) Delayed or postponed the payment of accounts payable or other liabilities (except in the ordinary course of business);

     (o) Canceled, compromised, waived or released any right or claim (or series of related rights and claims) involving more than $500,000 in the aggregate (except in the ordinary course of business);

     (p) Issued, sold, or otherwise disposed of any of its capital stock or other equity interest or granted any option, warrant, or other right to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock or other equity interest;

     (q) Made any loan to, or entered into any other transaction with, any of its directors, officers or employees (except in the ordinary course of business and not involving more than $100,000 in the aggregate);

     (r) Made or pledged to make any charitable or other capital contribution outside the ordinary course of business;

     (s) Made or committed to make capital expenditures in excess of $2,000,000 in the aggregate;

     (t) Made any change in any material Tax election or the manner Taxes are reported;

     (u) Otherwise been involved in any other material occurrence, event, incident, action, failure to act, or transaction involving any of the Parent Companies (except in the ordinary course of business);

     (v) Agreed, whether in writing or otherwise, to do any of the foregoing; or

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

     (w) Suffered any Material Adverse Effect (other than changes or trends, including changes or trends in commodity prices, generally prevalent in or affecting the oil and gas industry).

     4.11 Compliance with Laws, Material Agreements and Permits. None of the Parent Companies is in violation of, or in default under, and no event has occurred that (with notice or the lapse of time or both) would constitute a violation of or default under: (a) its certificate or articles of incorporation, bylaws or other organizational documents, (b) any applicable law, rule, regulation, ordinance, order, writ, decree or judgment of any Governmental Authority, or (c) any Parent Material Agreement, except (in the case of clause
(b) or (c) above) for any violation or default that would not, individually or in the aggregate, have a Material Adverse Effect on Parent. Each of the Parent Companies has obtained and holds all permits, licenses, variances, exemptions, orders, franchises, approvals and authorizations of all Governmental Authorities necessary for the lawful conduct of its business and the lawful ownership, use and operation of its assets ("Parent Permits"), except for Parent Permits which the failure to obtain or hold would not, individually or in the aggregate, have a Material Adverse Effect on Parent. None of the Parent Permits will be adversely affected by the consummation of the transactions contemplated under this Agreement or requires any filing or consent in connection therewith. Each of the Parent Companies is in compliance with the terms of its Parent Permits, except where the failure to comply would not, individually or in the aggregate, have a Material Adverse Effect on Parent. No investigation or review by any Governmental Authority with respect to any of the Parent Companies is pending or, to the knowledge of Parent, threatened, other than those the outcome of which would not, individually or in the aggregate, have a Material Adverse Effect on Parent. To the knowledge of Parent, no other party to any Parent Material Agreement is in material breach of the terms, provisions or conditions of such Parent Material Agreement.

     4.12 Governmental Regulation. No Parent Company is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or any state public utilities laws.

     4.13 Litigation. Except as set forth in the Parent Disclosure Schedule: (a) no litigation, arbitration, investigation or other proceeding is pending or, to the knowledge of Parent, threatened against any of the Parent Companies or their respective assets which, if adversely determined, could reasonably be expected to have a Material Adverse Effect on Parent; and (b) no Parent Company is subject to any outstanding injunction, judgment, order, decree or ruling (other than routine oil and gas field regulatory orders). There is no litigation, proceeding or investigation pending or, to the knowledge of Parent, threatened against or affecting any of the Parent Companies that questions the validity or enforceability of this Agreement or any other document, instrument or agreement to be executed and delivered by Parent in connection with the transactions contemplated hereby.

     4.14 Interim Operations of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has not engaged in any business or activity (or conducted any operations) of any kind, entered into any agreement or arrangement with any person or entity, or incurred, directly or indirectly, any liabilities or obligations, except in connection with its incorporation, the negotiation of this Agreement, the Merger and the transactions contemplated hereby.

     4.15  No  Restrictions.  Except  as  set  forth  in the  Parent  Disclosure
Schedule, none of the Parent Companies is a party to: (a) any agreement, indenture or other instrument that contains restrictions with respect to the payment of dividends or other distributions with respect to its capital, other than the Parent Bank Credit Agreement and antidilution adjustments under the Parent Warrants; (b) any financial arrangement with respect to or creating any indebtedness to any Person (other than indebtedness (i) reflected in the Parent Financial Statements, (ii) under the Parent Bank Credit Agreement, or (iii) incurred in the ordinary course of business since September 30, 2001) unless such indebtedness would not, individually or in the aggregate, result in a Material Adverse Effect on the Parent Companies; (c) any agreement, contract or commitment relating to the making of any advance to, or investment in, any Person (other than restrictions under the Parent Bank Credit Agreement and advances in the ordinary course of business); (d) any guaranty or other contingent liability with respect to any indebtedness or obligation of any Person (other than (i) guaranties pursuant to the Parent Bank Credit Agreement,
(ii) guaranties undertaken in the ordinary course of business, and (iii) the endorsement of negotiable instruments for collection in the ordinary course of business); or (e) any agreement, contract or commitment limiting in any respect its ability to compete with any Person or otherwise conduct business of any line or nature.

     4.16 Tax Audits and Settlements. Except as set forth in the Parent Disclosure Schedule, none of the Parent Companies is a party or subject to any unresolved or incomplete Tax audit or settlement.

     4.17 Taxes.

     (a) Each of the Parent Companies and any affiliated, combined or unitary group of which any such entity is or was a member has: (i) timely filed all Tax Returns required to be filed by it with respect to any Taxes, (ii) timely paid all Taxes that are due and payable (except for Taxes that are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established) for which any of the Parent Companies may be liable, (iii) complied with all applicable laws, rules and regulations relating to the payment and withholding of Taxes, and (iv) timely withheld from employee wages and paid over to the proper Governmental Authorities all amounts required to be so withheld and paid over, except where the failure to file, pay, comply with or withhold would not have a Material Adverse Effect on Parent.

     (b) Except as set forth in the Parent Disclosure Schedule: (i) no audits or other administrative or court proceedings are presently pending with regard to any federal, state, local or foreign income or franchise Taxes for which any of the Parent Companies would be liable; and (ii) there are no pending requests for Tax rulings from any Governmental Authority, no outstanding subpoenas or requests for information by any Governmental Authority with respect to any Taxes, no proposed reassessments by any Governmental Authority of any property owned or leased, and no agreements in effect to extend the time to file any Tax Return or the period of limitations for the assessment or collection of any Taxes for which any of the Parent Companies would be liable.

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

     (c) Except as set forth in the Parent Disclosure Schedule: (i) there are no Liens on any of the assets of the Parent Companies for unpaid Taxes, other than Liens for Taxes not yet due and payable; (ii) no Parent Company has any liability under Treasury Regulation ss. 1.1502-6 or any analogous state, local or foreign law by reason of having been a member of any consolidated, combined or unitary group, other than the affiliated group of which Parent is the common parent corporation; and (iii) no Parent Company is or has been a party to any Tax sharing agreement between related corporations.

     (d) The amount of liability for unpaid Taxes of the Parent Companies does not, in the aggregate, materially exceed the amount of the liability accruals for Taxes reflected on the Parent Financial Statements.

     (e) Parent has made available to Prize complete copies of all Tax Returns filed by the Parent Companies with respect to any Taxes and all Tax audit reports, work papers, statements of deficiencies, and closing or other agreements with respect thereto with respect to Tax years 1999, 2000 and 2001.

     (f) Except as set forth in the Parent Disclosure Schedule: (i) no Parent Company is required to treat any of its assets as owned by another person for federal income tax purposes or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code; (ii) no election has been made under Section 338 of the Code and no events have occurred which would result in a deemed election under Section 338 of the Code with respect to any Parent Company; (iii) no election has been made under Section 341(f) of the Code with respect to any Parent Company; (iv) no Parent Company has participated in any international boycott as defined in Code Section 999;
(v) there are no outstanding balances of deferred gain or loss accounts with respect to any Parent Company under Treas. Reg.ss.ss. 1.1502-13 or 1.1502-13T;
(vi) no Parent Company has made or will make any election under Treas. Reg.ss. 1.502-20(g)(1) with respect to the reattribution of net operating losses; and
(vii) no Parent Company has or has ever conducted branch operations in any foreign country within the meaning of Treas. Reg.ss. 1.367(a)-6T.

     (g) The books and records of Parent contain accurate and complete information with respect to: (i) all material Tax elections in effect with respect to the Parent Companies; (ii) the current Tax basis of the assets of the Parent Companies; (iii) any excess loss accounts of any Parent Company; (iv) the current and accumulated earnings and profits of Parent; (v) the net operating losses and net capital losses of the Parent Companies, the years that such net operating and net capital losses expire, and any restrictions to which such net operating and net capital losses are subject under any provision of the Code or consolidated return regulations; (vi) Tax credit carryovers of the Parent Companies; and (vii) any overall foreign losses to the Parent Companies under
Section 904(f) of the Code.

     4.18 Employee Benefit Plans.

     (a) The Parent Disclosure Schedule sets forth a complete and accurate list of each of the following which is or has been sponsored, maintained or contributed to by Parent or any trade or business, whether or not incorporated (a "Parent ERISA Affiliate"), that together with Parent would be considered affiliated with Parent or any Parent ERISA Affiliate under Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA for the benefit of any person who, as of the Closing, is a current or former employee or subcontractor of Parent: (i) each "employee benefit plan," as such term is defined in Section 3(3) of ERISA (each, a "Parent Plan"); and (ii) each personnel policy, stock option plan, bonus plan or arrangement, incentive award plan or arrangement, vacation policy, severance pay plan, policy, program or agreement, deferred compensation agreement or arrangement, executive compensation or supplemental income arrangement, retiree benefit plan or arrangement, fringe benefit program or practice (whether or not taxable), employee loan, consulting agreement, employment agreement and each other employee benefit plan, agreement, arrangement, program, practice or understanding which is not described in clause
(i) above (each, a "Parent Benefit Program or Agreement") (the Parent Plans and Parent Benefit Programs or Agreements are sometimes collectively referred to in this Agreement as the "Parent Employee Benefit Plans").

     (b) True, correct and complete copies of each of the Parent Plans and related trusts, if applicable, including all amendments thereto, have been furnished or made available to Prize. There has also been furnished or made available to Prize, with respect to each Parent Plan required to file such report and description, the report on Form 5500 for the past three years, to the extent applicable, and the most recent summary plan description and summaries of material modifications thereto. True, correct and complete copies or descriptions of all Parent Benefit Programs or Agreements have also been furnished or made available to Prize.

     (c) Except as otherwise set forth on the Parent Disclosure Schedule: (i) none of Parent, any Parent ERISA Affiliate or any entity that, at any time during the past six years, was required to be treated as a single employer together with Parent or a Parent ERISA Affiliate pursuant to Section 414 of the Code contributes to or has an obligation to contribute to, nor has at any time contributed to or had an obligation to contribute to, a multiemployer plan within the meaning of Section 3(37) of ERISA or any other plan subject to Title IV of ERISA; (ii) each of Parent and the Parent ERISA Affiliates has performed all obligations, whether arising by operation of law or by contract, including ERISA and the Code, required to be performed by it in connection with the Parent Employee Benefit Plans, and, to the knowledge of Parent, there have been no defaults or violations by any other party to the Parent Employee Benefit Plans;
(iii) all reports, returns, notices, disclosures and other documents relating to the Parent Plans required to be filed with or furnished to governmental entities, plan participants or plan beneficiaries have been timely filed or furnished in accordance with applicable law, and each Parent Employee Benefit Plan has been administered in compliance with its governing written documents;
(iv) each of the Parent Plans intended to be qualified under Section 401 of the Code satisfies the requirements of such Section and has received a favorable determination letter from the IRS regarding such qualified status and has not been amended, operated or administered in a way which would adversely affect such qualified status; (v) there are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of Parent, contemplated or threatened against, or with respect to, any of the Parent Employee Benefit Plans or their assets; (vi) each trust maintained in connection with each Parent Plan, which is qualified under Section 401 of the Code, is tax exempt under
Section 501 of the Code; (vii) all contributions required to be made to the Parent Employee Benefit Plans have been made timely; (viii) no accumulated funding deficiency, whether or not waived, within the meaning of Section 302 of ERISA or Section 412 of the Code has been incurred, and there has been no termination or partial termination of any Parent Plan within the meaning of Section 411(d)(3) of the Code; (ix) no act, omission or transaction has occurred which could result in imposition on Parent or any Parent ERISA Affiliate of (A) breach of fiduciary duty liability damages under
Section 409 of ERISA, (B) a civil penalty assessed  pursuant to subsections (c),
(i) or (1) of Section 502 of ERISA or (C) a tax imposed pursuant to Chapter 43 of Subtitle D of the Code; (x) to the knowledge of Parent, there is no matter pending with respect to any of the Parent Plans before the IRS, the Department of Labor or the PBGC; (xi) each of the Parent Employee Benefit Plans complies, in form and operation, with the applicable provisions of the Code and ERISA;
(xii) each Parent Employee Benefit Plan may be unilaterally amended or terminated in its entirety without any liability or other obligation; (xiii) Parent and the Parent ERISA Affiliates have no liabilities or other obligations, whether actual or contingent, under any Parent Employee Benefit Plan for post-employment benefits of any nature (other than COBRA continuation coverage and severance benefits under Parent's Severance Benefit Plan referred to in
Section 5.16); and (xiv) neither Parent nor any of the Parent ERISA Affiliates or any present or former director, officer, employee or other agent of Parent or any of the Parent ERISA Affiliates has made any written or oral representations or promises to any present or former director, officer, employee or other agent concerning his or her terms, conditions or benefits of employment, including the tenure of any such employment or the conditions under which such employment may be terminated by Parent, any of the Parent ERISA Affiliates or Prize which will be binding upon or enforceable against Parent or Prize after the Effective Time.

     (d) Except as otherwise set forth on the Parent Disclosure Schedule, no employee is currently on a leave of absence due to sickness or disability and no claim is pending or expected to be made by an employee, former employee or independent contractor for workers' compensation benefits.

     (e) Except as set forth in the Parent Disclosure Schedule: (i) with respect to the Parent Employee Benefit Plans, there exists no condition or set of circumstances in connection with any of the Parent Companies that could be expected to result in liability reasonably likely to have a Material Adverse Effect on Parent under ERISA, the Code or any other applicable law; and (ii) with respect to the Parent Employee Benefit Plans, individually and in the aggregate, there are no unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP, on the financial statements of the Parent Companies, which obligations are reasonably likely to have a Material Adverse Effect on Parent.

     (f) Except as set forth in the Parent Disclosure Schedule, neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in any payment becoming due to any employee or group of employees of any of the Parent Companies.

     (g) Except as set forth in the Parent Disclosure Schedule, no amounts payable or that could become payable under any Parent Employee Benefit Plan as a result of the consummation of the transactions contemplated by this Agreement will fail to be deductible for Federal income tax purposes by virtue of either
Section 280G or 162(m) of the Code.

     4.19 Employment Contracts and Benefits. Except as set forth in the Parent Disclosure Schedule or otherwise provided for in any Parent Employee Benefit
Plan: (a) none of the Parent Companies is subject to or obligated under any consulting, employment, severance, termination or similar arrangement, any employee benefit, incentive or deferred compensation plan with respect to any Person, or any bonus, profit sharing, pension, stock option, stock purchase or similar plan or other arrangement or other fringe benefit plan entered into or maintained for the benefit of employees of any of the Parent Companies or any other Person; and (b) no employee of any of the Parent Companies or any other Person owns, or has any right granted by any of the Parent Companies to acquire, any interest in any of the assets or business of any of the Parent Companies.

     4.20 Labor Matters.

     (a) No employees of any of the Parent Companies are represented by any labor organization. No labor organization or group of employees of any of the Parent Companies has made a demand for recognition or certification as a union or other labor organization, and there are no representation or certification proceedings or petitions seeking a representation or certification proceeding presently pending or threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. There are no organizing activities involving any of the Parent Companies pending with any labor organization or group of employees of any of the Parent Companies.

     (b) Each of the Parent Companies is in compliance with all laws, rules, regulations and orders relating to the employment of labor, including all such laws, rules, regulations and orders relating to wages, hours, collective bargaining, discrimination, civil rights, safety and health, workers' compensation and the collection and payment of income Tax withholding, Social Security Taxes, Medicare Taxes and similar Taxes, except where the failure to comply would not, individually or in the aggregate, have a Material Adverse Effect on Parent.

     4.21  Accounts  Receivable.  Except as set forth in the  Parent  Disclosure
Schedule: (a) all of the accounts, notes and loans receivable that have been recorded on the books of the Parent Companies are bona fide and represent accounts, notes and loans receivable validly due for goods sold or services rendered and are reasonably expected to be collected in full within 90 days after the applicable invoice or note maturity date (other than such accounts, notes and loans receivable that, individually or in the aggregate, do not have a book value as of the date hereof in excess of $500,000); (b) except for Permitted Encumbrances, all of such accounts, notes and loans receivable are free and clear of any and all Liens and other adverse claims and charges, and none of such accounts, notes or loans receivable is subject to any offset or claim of offset; and (c) none of the obligors on such accounts, notes or loans receivable has given notice to any of the Parent Companies that it will or may refuse to pay the full amount or any portion thereof.

     4.22 Insurance. Each of the Parent Companies maintains, and through the Closing Date will maintain, insurance with reputable insurers (or pursuant to prudent self-insurance programs described in the Parent Disclosure Schedule) in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to those of the

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

     Parent Companies and owning properties in the same general area in which the Parent Companies conduct their businesses. Each of the Parent Companies may terminate each of its insurance policies or binders at or after the Closing and will incur no penalties or other material costs in doing so. None of such insurance coverage was obtained through the use of false or misleading information or the failure to provide the insurer with all information requested in order to evaluate the liabilities and risks insured. There is no material default with respect to any provision contained in any such policy or binder, and none of the Parent Companies has failed to give any notice or present any claim under any such policy or binder in due and timely fashion. There are no billed but unpaid premiums past due under any such policy or binder. Except as set forth in the Parent Disclosure Schedule: (a) there are no outstanding claims under any such policies or binders and, to the knowledge of Parent, there has not occurred any event that might reasonably form the basis of any claim against or relating to any of the Parent Companies that is not covered by any of such policies or binders; (b) no notice of cancellation or non-renewal of any such policies or binders has been received; and (c) there are no performance bonds outstanding with respect to any of the Parent Companies.

     4.23 Intellectual Property. There are no material trademarks, trade names, patents, service marks, brand names, computer programs, databases, industrial designs, copyrights or other intangible property that are necessary for the operation, or continued operation, of the business of any of the Parent
Companies, or for the ownership and operation, or continued ownership and operation, of any of their assets, for which the Parent Companies do not hold valid and continuing authority in connection with the use thereof. The businesses of the Parent Companies, as presently conducted, do not conflict with, infringe or violate any intellectual property rights of any other Person, except where any such conflict, infringement or violation could not reasonably be expected to have a Material Adverse Effect on Parent.

     4.24 Title to Assets. The Parent Companies (individually or collectively) have Defensible Title to the Oil and Gas Interests of Parent included or reflected in Parent's Ownership Interests. Each Oil and Gas Interest included or reflected in the Parent's Ownership Interests entitles the Parent Companies (individually or collectively) to receive not less than the undivided interest set forth in (or derived from) Parent's Ownership Interests of all Hydrocarbons produced, saved and sold from or attributable to such Oil and Gas Interest, and the portion of the costs and expenses of operation and development of such Oil and Gas Interest that is borne or to be borne by the Parent Companies (individually or collectively) is not greater than the undivided interest set forth in (or derived from) Parent's Ownership Interests. No fact, circumstance or condition of the title to an Oil and Gas Interest shall be considered to effect a reduction in the value of the assets, unless due consideration has been given to (a) the length of time that such Oil and Gas Interest has been producing Hydrocarbons and has been credited to and accounted for by the Parent Companies and their predecessors in title, if any, and (b) whether any such fact, circumstance or condition is of the type that can generally be expected to be encountered in the area involved and is usually and customarily acceptable to reasonable and prudent operators, interest owners and purchasers engaged in the business of the ownership, development and operation of oil and gas properties.

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

     4.25 Oil and Gas Operations.  Except as set forth in the Parent  Disclosure
Schedule:

     (a) All wells included in the Oil and Gas Interests of Parent have been drilled and (if completed) completed, operated and produced in accordance with generally accepted oil and gas field practices and in compliance in all material respects with applicable oil and gas leases and applicable laws, rules and regulations, except where any failure or violation could not reasonably be expected to have a Material Adverse Effect on Parent; and

     (b) Proceeds from the sale of Hydrocarbons produced from Parent's Oil and Gas Interests are being received by the Parent Companies in a timely manner and are not being held in suspense for any reason (except in the ordinary course of business).

     4.26 Financial and Commodity Hedging. The Parent Disclosure Schedule accurately summarizes the currently outstanding Hydrocarbon and financial hedging positions of the Parent Companies (including fixed price controls, collars, swaps, caps, hedges and puts).

     4.27  Environmental  Matters.  Except as set forth in the Parent Disclosure
Schedule:

     (a) Each of the Parent Companies has conducted its business and operated its assets, and is conducting its business and operating its assets, in compliance with all Environmental Laws, other than any noncompliance that (i) is typical in the ordinary course of business for oil and gas properties of the type owned by the Parent Companies, and (ii) would not be reasonably expected to result in a Material Adverse Effect on Parent;

     (b) To the knowledge of Parent, none of the Parent Companies has been notified by any Governmental Authority or other third party that any of the operations or assets of any of the Parent Companies is the subject of any investigation or inquiry by any Governmental Authority or other third party evaluating whether any remedial action is needed to respond to a release or threatened release of any Hazardous Material or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Material;

     (c) None of the Parent Companies and, to the knowledge of Parent, no other Person has filed any notice under any federal, state or local law indicating that (i) any of the Parent Companies is responsible for the improper release into the environment, or the improper storage or disposal, of any Hazardous Material; or (ii) any Hazardous Material is improperly stored or disposed of upon any property of any of the Parent Companies;

     (d) None of the Parent Companies has any liability in excess of $2,000,000 in the aggregate in connection with (i) the release or threatened release into the environment at, beneath or on any property now or previously owned, leased or operated by any of the Parent Companies, (ii) any obligations under or violations of Environmental Laws, or (iii) the use, release, storage or disposal of any Hazardous Material;

     (e) None of the Parent Companies has received any claim, complaint, notice, inquiry or request for information involving any matter which remains unresolved with respect to any alleged violation of any Environmental Law or regarding potential liability under any Environmental Law relating to operations or conditions of any facilities or property (including off-site storage or disposal of any Hazardous Material from such facilities or property) currently or formerly owned, leased or operated by any of the Parent Companies;

     (f) No property now or previously owned, leased or operated by any of the Parent Companies is listed on the National Priorities List pursuant to CERCLA or on the CERCLIS or on any other federal or state list as sites requiring investigation or cleanup;

     (g) To the knowledge of Parent, none of the Parent Companies is transporting, has transported, or is arranging or has arranged for the transportation of any Hazardous Material to any location which is listed on the National Priorities List pursuant to CERCLA, on the CERCLIS, or on any similar federal or state list or which is the subject of federal, state or local enforcement actions or other investigations that may lead to claims in excess of $100,000 against any of the Parent Companies for removal or remedial work, contribution for removal or remedial work, damage to natural resources or personal injury, including claims under CERCLA;

     (h) None of the Parent Companies owns or operates any underground storage tanks or solid waste storage, treatment and/or disposal facilities;

     (i) To the knowledge of Parent, no asbestos, asbestos containing materials or polychlorinated biphenyls are present on or at any property or facility owned, leased or operated by any of the Parent Companies, other than gas processing plants and associated gathering systems;

     (j) None of the Parent Companies is operating, or required to be operating, any of its properties or facilities under any compliance or consent order, decree or agreement issued or entered into under, or pertaining to matters regulated by, any Environmental Law; and

     (k) To the knowledge of Parent, Parent has provided or made available to Prize copies of all environmental audits, assessments and evaluations of any of the Parent Companies or any of their properties or assets.

     4.28 Books and Records. All books, records and files of the Parent Companies (including those pertaining to Parent's Oil and Gas Interests, wells and other assets, those pertaining to the production, gathering, transportation and sale of Hydrocarbons, and corporate, accounting, financial and employee records): (a) have been prepared, assembled and maintained in accordance with usual and customary policies and procedures, and (b) fairly and accurately reflect the ownership, use, enjoyment and operation by the Parent Companies of their respective assets.

     4.29 Funding. Parent has available adequate funds in an aggregate amount sufficient to pay (a) all amounts required to be paid to the stockholders of Prize upon consummation of the Merger, (b) all amounts required to be paid in respect of all Prize Stock Options and Prize Warrants upon exercise thereof, and
(c) all expenses incurred by Parent and Merger Sub in connection with this Agreement and the transactions contemplated hereby.

     4.30 Brokers. Except as set forth on the Parent Disclosure Schedule, no broker, finder, investment banker or other Person is or will be, in connection with the transactions contemplated by this Agreement, entitled to any brokerage, finder's or other fee or compensation based on any arrangement or agreement made by or on behalf of Parent or Merger Sub and for which Parent, Merger Sub or any of the Prize Companies will have any obligation or liability.

     4.31 Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of Parent Common Stock is the only vote of the holders of any class or series of Parent capital stock or other voting securities necessary to approve this Agreement, the Merger (including the issuance of the Parent Common Stock) and the transactions contemplated hereby.

     4.32 Gas Imbalances. Except as set forth on the Parent Disclosure Schedule, none of the Parent Companies has received any deficiency payment under any gas contract for which any Person has a right to take deficiency gas from any Parent Company, nor have any of the Parent Companies received any payment for production which is subject to refund or recoupment out of future production.

     4.33 Royalties. To the knowledge of Parent as to wells not operated by a Parent Company, and without qualification as to knowledge as to all wells operated by a Parent Company, all royalties, overriding royalties, compensatory royalties and other payments due from or in respect of production with respect to Parent's Oil and Gas Interests, have been or will be, prior to the Effective Time, properly and correctly paid or provided for in all material respects, except for those for which a Parent Company has a valid right to suspend.

     4.34 Prepayments. Except as set forth on the Parent Disclosure Schedule, no prepayment for Hydrocarbon sales has been received by any of the Parent Companies for Hydrocarbons which have not been delivered.

     4.35 Rights Agreement. Parent has taken all necessary action (including, if required, amending the Parent Rights Agreement) so that the entering into of this Agreement, the acquisition of shares of Parent Common Stock pursuant to the consummation of the Merger and the other transactions contemplated hereby do not and will not enable or require the Parent Rights to be exercised or distributed.

     4.36 Reserve Report. The Parent Reserve Report was generally prepared in accordance with all applicable guidelines of the Society of Petroleum Engineers and on a basis consistent with the reserve report referred to in Parent's Annual Report on Form 10-K for the year ended December 31, 2000.

     4.37 State Takeover Laws. Parent has taken all necessary action to exempt the Merger from any applicable moratorium, fair price, business combination, control share and other anti-takeover laws under the NGCL.

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

     4.38 Disclosure. No representation or warranty of Parent or Merger Sub set forth in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading.

                                    ARTICLE 5

                                    COVENANTS

     5.1 Conduct of Business by Parent Pending Closing. Parent covenants and agrees with Prize that, from the date of this Agreement until the Effective Time, each of the Parent Companies will conduct its business only in the ordinary and usual course consistent with past practices. Notwithstanding the preceding sentence, Parent covenants and agrees with Prize that, except as specifically contemplated in this Agreement, from the date of this Agreement until the Effective Time, without the prior written consent of Prize, except as set forth on the Parent Disclosure Schedule:

     (a) None of the Parent Companies will (i) amend its certificate or articles of incorporation, bylaws or other organizational documents; (ii) split, combine or reclassify any of its outstanding capital stock; (iii) declare, set aside or pay any dividends or other distributions (whether payable in cash, property or securities) with respect to its capital stock; (iv) issue, sell or agree to issue or sell any securities or other equity interests, including its capital stock, any rights, options or warrants to acquire its capital stock, or securities convertible into or exchangeable or exercisable for its capital stock (other than shares of Parent Common Stock issued pursuant to the exercise of any Parent Warrant outstanding on the date of this Agreement); (v) purchase, cancel, retire, redeem or otherwise acquire any of its outstanding capital stock or other securities or other equity interests; (vi) merge or consolidate with, or transfer all or substantially all of its assets to, any other Person; (vii) liquidate, wind-up or dissolve (or suffer any liquidation or dissolution); or
(viii) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing.

     (b) None of the Parent Companies will (i) acquire any corporation, partnership or other business entity or any interest therein (other than interests in joint ventures, joint operation or ownership arrangements or tax partnerships acquired in the ordinary course of business) having an acquisition price in excess of $3,000,000; (ii) sell, lease or sublease, transfer or otherwise dispose of or mortgage, pledge or otherwise encumber any Oil and Gas Interests of Parent that were assigned a value in the Reserve Data Value in excess of $3,000,000, individually, or any other assets that have a value at the time of such sale, lease, sublease, transfer or disposition in excess of $3,000,000, individually (except that this clause shall not apply to the sale of Hydrocarbons in the ordinary course of business or to encumbrances under the Parent Bank Credit Agreement); (iii) farm-out any Oil and Gas Interest of Parent having a value in excess of $3,000,000 or interest therein; (iv) sell, transfer or otherwise dispose of or mortgage, pledge or otherwise encumber any securities of any other Person (including any capital stock or other securities or equity interest in any Parent Subsidiary); (v) make any material loans, advances or capital contributions to, or investments in, any Person (other than loans or advances in the ordinary course of business) in an aggregate amount in excess of $3,000,000; (vi) enter into any Parent Material Agreement or any other agreement not terminable by any of the Parent Companies upon notice of 30 days or less and without penalty or other obligation;

     or (vii) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing.

     (c) None of the Parent Companies will (i) permit to be outstanding at any time under the Parent Bank Credit Agreement indebtedness for borrowed money in excess of $160,000,000; (ii) incur any indebtedness for borrowed money other than under trade credit vendor lines not exceeding $15,000,000 in the aggregate or under the Parent Bank Credit Agreement; (iii) incur any other obligation or liability (other than liabilities incurred in the ordinary course of business);
(iv) assume, endorse (other than endorsements of negotiable instruments in the ordinary course of business), guarantee or otherwise become liable or responsible (whether directly, contingently or otherwise) for the liabilities or obligations of any other Person in an amount in excess of $500,000; or (v) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing.

     (d) The Parent Companies will operate, maintain and otherwise deal with the Oil and Gas Interests of Parent in accordance with good and prudent oil and gas field practices and in accordance with all applicable oil and gas leases and other contracts and agreements and all applicable laws, rules and regulations.

     (e) None of the Parent Companies shall voluntarily resign, transfer or otherwise relinquish any right it has as of the date of this Agreement, as operator of any Oil and Gas Interest of Parent, except as required by law, regulation or contract, except to the extent such action would not be reasonably likely to have a Material Adverse Effect on Parent.

     (f) None of the Parent Companies will (i) enter into, or otherwise become liable or obligated under or pursuant to: (1) any employee benefit, pension or other plan (whether or not subject to ERISA), (2) any other stock option, stock purchase, incentive or deferred compensation plan or arrangement or other fringe benefit plan, or (3) any consulting, employment, severance, termination or similar agreement with any Person, or amend or extend any such plan, arrangement or agreement; (ii) except for payments made pursuant to the Prize Extraordinary Transaction Compensation Policy any Parent Employee Benefit Plan or any other plan, agreement or arrangement described in the Parent Disclosure Schedule, grant, or otherwise become liable for or obligated to pay, any severance or termination payment, bonus or increase in compensation or benefits (other than payments, bonuses or increases that are mandated by the terms of agreements existing as of the date hereof or that are paid in the ordinary course of business, consistent with past practices, and not individually or in the aggregate material in amount) to, or forgive any indebtedness of, any employee or consultant of any of the Parent Companies; or (iii) enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

     (g) None of the Parent Companies will create, incur, assume or permit to exist any Lien on any of its assets, except for Permitted Encumbrances.

     (h) The Parent Companies will (i) keep and maintain accurate books, records and accounts; (ii) maintain in full force and effect the policies or binders of insurance described in Section 4.22; (iii) pay all Taxes, assessments and other governmental charges imposed upon any of their assets or with respect to their franchises, business, income or assets before any penalty or interest accrues thereon; (iv) pay all material claims (including claims for labor, services, materials and supplies) that have become due and payable and which by law have or may become a Lien upon any of their assets prior to the time when any penalty or fine shall be incurred with respect thereto or any such Lien shall be imposed thereon; and (v) comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority, obtain or take all Governmental Actions necessary in the operation of their businesses, and comply with and enforce the provisions of all Parent Material Agreements, including paying when due all rentals, royalties, expenses and other liabilities relating to their businesses or assets; provided, however, Parent will not be in violation of this Section 5.1(h) if any of the Parent Companies incurs obligations for penalties and interest in connection with gross production tax reporting in the ordinary course of business; and provided further, that the Parent Companies may contest the imposition of any such Taxes, assessments and other governmental charges, any such claim, or the requirements of any applicable law, rule, regulation or order or any Parent Material Agreement if done so in good faith by appropriate proceedings and if adequate reserves are established in accordance with GAAP.

     (i) The Parent Companies will at all times preserve and keep in full force and effect their corporate existence and rights and franchises material to their performance under this Agreement, except where the failure to do so would not have a Material Adverse Effect on Parent.

     (j) None of the Parent Companies will:

     (i) engage in any practice, take any action or permit by inaction any of the representations and warranties contained in Article 4 to become untrue, except as specifically permitted under other provisions of this Section 5.1(j);

     (ii) approve or implement budgets for general and administrative expenses of the Parent Companies (including salary, bonuses, general operating and overhead expenses) or budgets for Capital Expenditures of the Parent Companies, or incur expenses or disburse funds for any of such purposes except pursuant to the budgets which have been approved by Prize or revisions to such budgets which are approved by Prize, such approval not to be unreasonably withheld (any budgets which have been or are approved as required herein are referred to as "Approved Budgets");

     (iii) except to the extent already included in an Approved Budget, enter into any agreements or other arrangements with respect to, or make any payments, incur any expenses or disburse any funds for (1) any Capital Project, the completion or full capitalization of which can reasonably be expected to require the Parent Companies to expend, in the aggregate, in excess of $5,000,000, or
(2) any Capital Project for the exploration of Oil and Gas Interests with undeveloped reserves (including the acquisition of leasehold interests and seismic data, the drilling of wells and all related costs and expenses) which can reasonably be expected to require the Parent Companies to expend, in the aggregate, in excess of $2,500,000; or

     (iv) make any Capital Expenditure or general and administrative expense payment which exceeds by more than 20 percent the amount set forth in the appropriate line item for such expenditure in an Approved Budget.

     5.2 Conduct of Business by Prize Pending Closing. Prize covenants and agrees with Parent and Merger Sub that, from the date of this Agreement until the Effective Time, each of the Prize Companies will conduct its business only in the ordinary and usual course consistent with past practices. Notwithstanding the preceding sentence, Prize covenants and agrees with Parent and Merger Sub that, except as specifically contemplated in this Agreement, from the date of this Agreement until the Effective Time, without the prior written consent of Parent, except as set forth on the Prize Disclosure Schedule:

     (a) None of the Prize Companies will: (i) amend its certificate of incorporation or bylaws; (ii) split, combine or reclassify any of its outstanding capital stock; (iii) declare, set aside or pay any dividends or other distributions (whether payable in cash, property or securities) with respect to its capital stock; (iv) issue, sell or agree to issue or sell any securities or other equity interests, including its capital stock, any rights, options or warrants to acquire its capital stock, or securities convertible into or exchangeable or exercisable for its capital stock (other than shares of Prize Common Stock issued pursuant to the exercise of any Prize Stock Option); (v) purchase, cancel, retire, redeem or otherwise acquire any of its outstanding capital stock or other securities or other equity interests, except pursuant to Prize's current stock repurchase program; (vi) merge or consolidate with, or transfer all or substantially all of its assets to, any other Person; (vii) liquidate, wind-up or dissolve (or suffer any liquidation or dissolution); or
(viii) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing.

     (b)  None  of  the  Prize  Companies  will  (i)  acquire  any  corporation, partnership or other business entity or any interest therein (other than interests in joint ventures, joint operation or ownership arrangements or tax partnerships acquired in the ordinary course of business) having an acquisition price in excess of $2,000,000; (ii) sell, lease or sublease, transfer or otherwise dispose of or mortgage, pledge or otherwise encumber any Oil and Gas Interests of Prize that have a value in excess of $2,000,000, individually, or any other assets that have a value at the time of such sale, lease, sublease, transfer or disposition in excess of $2,000,000, individually (except that this clause shall not apply to the sale of Hydrocarbons in the ordinary course of business or encumbrances under the Prize Bank Credit Agreement); (iii) farm-out any Oil and Gas Interest of Prize having a value in excess of $2,000,000 or interest therein; (iv) sell, transfer or otherwise dispose of or mortgage, pledge or otherwise encumber any securities of any other Person (including any capital stock or other securities or equity interest in any Prize Subsidiary);
(v) make any material loans, advances or capital contributions to, or investments in, any Person (other than loans or advances in the ordinary course of business) in an aggregate amount in excess of $2,000,000; (vi) enter into any Prize Material Agreement or any other agreement not terminable by any of the Prize Companies upon notice of 30 days or less and without penalty or other obligation; or (vii) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing.

     (c) None of the Prize Companies will (i) permit to be outstanding at any time under the Prize Bank Credit Agreement indebtedness for borrowed money in excess of

     $250,000,000, exclusive of any indebtedness incurred to fund costs relating to the transactions contemplated under this Agreement (including payments under the Prize Extraordinary Transaction Compensation Policy); (ii) incur any indebtedness for borrowed money other than under trade credit vendor lines not exceeding $15,000,000 in the aggregate or under the Prize Bank Credit Agreement;
(iii) incur any other obligation or liability (other than liabilities incurred in the ordinary course of business); (iv) assume, endorse (other than endorsements of negotiable instruments in the ordinary course of business), guarantee or otherwise become liable or responsible (whether directly, contingently or otherwise) for the liabilities or obligations of any other Person in an amount in excess of $500,000; or (v) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing.

     (d) The Prize Companies will operate, maintain and otherwise deal with the Oil and Gas Interests of Prize in accordance with good and prudent oil and gas field practices and in accordance with all applicable oil and gas leases and other contracts and agreements and all applicable laws, rules and regulations.

     (e) None of the Prize Companies shall voluntarily resign, transfer or otherwise relinquish any right it has as of the date of this Agreement, as operator of any Oil and Gas Interest of Prize, except as required by law, regulation or contract, except to the extent such action would not be reasonably likely to have a Material Adverse Effect on Prize.

     (f) None of the Prize Companies will (i) enter into, or otherwise become liable or obligated under or pursuant to: (1) any employee benefit, pension or other plan (whether or not subject to ERISA), (2) any other stock option, stock purchase, incentive or deferred compensation plan or arrangement or other fringe benefit plan, or (3) any consulting, employment, severance, termination or similar agreement with any Person, or amend or extend any such plan, arrangement or agreement; (ii) except for payments made pursuant to any Prize Employee Benefit Plan or any other plan, agreement or arrangement described in the Prize Disclosure Schedule, grant, or otherwise become liable for or obligated to pay, any severance or termination payment, bonus or increase in compensation or benefits (other than payments, bonuses or increases that are mandated by the terms of agreements existing as of the date hereof or that are paid in the ordinary course of business, consistent with past practices, and not individually or in the aggregate material in amount) to, or forgive any indebtedness of, any employee or consultant of any of the Prize Companies; or
(iii) enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

     (g) None of the Prize Companies will create, incur, assume or permit to exist any Lien on any of its assets, except for Permitted Encumbrances.

     (h) The Prize Companies will (i) keep and maintain accurate books, records and accounts; (ii) maintain in full force and effect the policies or binders of insurance described in Section 3.21; (iii) pay all Taxes, assessments and other governmental charges imposed upon any of their assets or with respect to their franchises, business, income or assets before any penalty or interest accrues thereon; (iv) pay all material claims (including claims for labor, services, materials and supplies) that have become due and payable and which by law have or may become a Lien upon any of their assets prior to the time when any penalty or fine shall be incurred with respect thereto or any such Lien shall be imposed thereon; and (v) comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority, obtain or take all Governmental Actions necessary in the operation of their businesses, and comply with and enforce the provisions of all Prize Material Agreements, including paying when due all rentals, royalties, expenses and other liabilities relating to their businesses or assets; provided, however, Prize will not be in violation of this Section 5.2(h) if any of the Prize Companies incurs obligations for penalties and interest in connection with gross production tax reporting in the ordinary course of business; and provided further, that the Prize Companies may contest the imposition of any such Taxes, assessments and other governmental charges, any such claim, or the requirements of any applicable law, rule, regulation or order or any Prize Material Agreement if done so in good faith by appropriate proceedings and if adequate reserves are established in accordance with GAAP.

     (i) The Prize Companies will at all times preserve and keep in full force and effect their corporate existence and rights and franchises material to their performance under this Agreement, except where the failure to do so would not have a Material Adverse Effect on Prize.

     (j) None of the Prize Companies will:

     (i) engage in any practice, take any action or permit by inaction any of the representations and warranties contained in Article 3 to become untrue, except as specifically permitted under other provisions of this Section 5.2(j);

     (ii) approve or implement budgets for general and administrative expenses of the Prize Companies (including salary, bonuses, general operating and overhead expenses) or budgets for Capital Expenditures of the Prize Companies, or incur expenses or disburse funds for any of such purposes except pursuant to the budgets which have been approved by Parent or revisions to such budgets which are approved by Parent, such approval not to be unreasonably withheld (any budgets which have been or are approved as required herein are referred to as "Approved Budgets");

     (iii) except to the extent already included in an Approved Budget, enter into any agreements or other arrangements with respect to, or make any payments, incur any expenses or disburse any funds for (1) any Capital Project, the completion or full capitalization of which can reasonably be expected to require the Prize Companies to expend, in the aggregate, in excess of $3,000,000, or (2) any Capital Project for the exploration of Oil and Gas Interests with undeveloped reserves (including the acquisition of leasehold interests and seismic data, the drilling of wells and all related costs and expenses) which can reasonably be expected to require the Prize Companies to expend, in the aggregate, in excess of $1,500,000; or

     (iv) make any Capital Expenditure or general and administrative expense payment which materially exceeds by more than 10 percent the amount set forth in the appropriate line item for such expenditure in an Approved Budget.

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

     5.3 Access to Assets, Personnel and Information.

     (a) From the date hereof until the Effective Time, Parent shall: (i) afford to Prize and the Prize Representatives, at Prize's sole risk and expense, reasonable access to any of the assets, books and records, contracts, employees, representatives, agents and facilities of the Parent Companies; and (ii) upon request, furnish promptly to Prize (at Prize's expense) a copy of any file, book, record, contract, permit, correspondence, or other written information, document or data concerning any of the Parent Companies (or any of their respective assets) that is within the possession or control of any of the Parent Companies.

     (b) From the date hereof until the Effective Time, Prize shall: (i) afford to Parent and the Parent Representatives, at Parent's sole risk and expense, reasonable access to any of the assets, books and records, contracts, employees, representatives, agents and facilities of the Prize Companies; and (ii) upon request, furnish promptly to Parent (at Parent's expense) a copy of any file, book, record, contract, permit, correspondence, or other written information, document or data concerning any of the Prize Companies (or any of their respective assets) that is within the possession or control of any of the Prize Companies.

     (c) Prize and the Prize Representatives shall, at Prize's sole risk and expense, have the right to make an environmental and physical assessment of the assets of the Parent Companies and, in connection therewith, shall have the right to enter and inspect such assets and all buildings and improvements thereon, and generally conduct such non-invasive tests, examinations, investigations and studies as Prize deems necessary, desirable or appropriate for the preparation of engineering or other reports relating to such assets, their condition and the presence of Hazardous Materials and compliance with Environmental Laws. Parent shall be provided not less than 24 hours prior notice of such activities, and Parent Representatives shall have the right to witness all such tests and investigations. Prize shall (and shall cause the Prize Representatives to) keep any data or information acquired by any such examinations and the results of any analyses of such data and information strictly confidential and will not (and will cause the Prize Representatives not to) disclose any of such data, information or results to any Person unless otherwise required by law or regulation and then only after written notice to Parent of the determination of the need for disclosure. Prize shall provide Parent a copy of any environmental report or assessment prepared on behalf of Prize with respect to any of the Parent Companies or any of their properties or assets. Prize shall indemnify, defend and hold the Parent Companies and the Parent Representatives harmless from and against any and all claims to the extent arising out of or as a result of the activities of Prize and the Prize Representatives on the assets of the Parent Companies in connection with conducting such environmental and physical assessment, except to the extent of and limited by the negligence or willful misconduct of any of the Parent Companies or any Parent Representative.

     (d) Parent and the Parent Representatives shall, at Parent's sole risk and expense, have the right to make an environmental and physical assessment of the assets of the Prize Companies and, in connection therewith, shall have the right to enter and inspect such assets and all buildings and improvements thereon, and generally conduct such non-invasive tests, examinations, investigations and studies as Parent deems necessary, desirable or appropriate for the preparation of engineering or other reports relating to such assets, their condition and the presence of Hazardous

     Materials and compliance with Environmental Laws. Prize shall be provided not less than 24 hours prior notice of such activities, and Prize
Representatives shall have the right to witness all such tests and investigations. Parent shall (and shall cause the Parent Representatives to) keep any data or information acquired by any such examinations and the results of any analyses of such data and information strictly confidential and will not (and will cause the Parent Representatives not to) disclose any of such data, information or results to any Person unless otherwise required by law or regulation and then only after written notice to Prize of the determination of the need for disclosure. Parent shall provide Prize a copy of any environmental report or assessment prepared on behalf of Parent with respect to any of the Prize Companies or any of their properties or assets. Parent shall indemnify, defend and hold the Prize Companies and the Prize Representatives harmless from and against any and all claims to the extent arising out of or as a result of the activities of Parent and the Parent Representatives on the assets of the Prize Companies in connection with conducting such environmental and physical assessment, except to the extent of and limited by the negligence or willful misconduct of any of the Prize Companies or any Prize Representative.

     (e) From the date hereof until the Effective Time, Parent will fully and accurately disclose, and will cause each Parent Subsidiary to fully and accurately disclose, to Prize and the Prize Representatives all information that is (i) reasonably requested by Prize or any of the Prize Representatives, (ii) known to any of the Parent Companies, and (iii) relevant in any manner or degree to the value, ownership, use, operation, development or transferability of the assets of any of the Parent Companies.

     (f) From the date hereof until the Effective Time, Prize will fully and accurately disclose, and will cause each Prize Subsidiary to fully and accurately disclose, to Parent and the Parent Representatives all information that is (i) reasonably requested by Parent or any of the Parent Representatives,
(ii) known to any of the Prize Companies, and (iii) relevant in any manner or degree to the value, ownership, use, operation, development or transferability of the assets of any of the Prize Companies.

     (g) From the date hereof until the Effective Time, each of Parent and Prize shall: (i) furnish to the other, promptly upon receipt or filing (as the case may be), a copy of each communication between such Party and the SEC after the date hereof relating to the Merger or the Registration Statement and each report, schedule, registration statement or other document filed by such Party with the SEC after the date hereof relating to the Merger or the Registration Statement; and (ii) promptly advise the other of the substance of any oral communications between such Party and the SEC relating to the Merger or the Registration Statement.

     (h) Prize will (and will cause the Prize Subsidiaries and the Prize Representatives to) fully cooperate in all reasonable respects with Parent and the Parent Representatives in connection with Parent's examinations, evaluations and investigations described in this Section 5.3. Parent will (and will cause the Parent Subsidiaries and the Parent Representatives to) fully cooperate in all reasonable respects with Prize and the Prize Representatives in connection with Prize's examinations, evaluations and investigations described in this
Section 5.3.

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

     (i) Prize will not (and will cause the Prize Subsidiaries and the Prize Representatives not to), and Parent will not (and will cause the Parent Subsidiaries and the Parent Representatives not to), use any information obtained pursuant to this Section 5.3 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement.

     (j) Notwithstanding anything in this Section 5.3 to the contrary: (i) Prize shall not be obligated under the terms of this Section 5.3 to disclose to Parent or the Parent Representatives, or grant Parent or the Parent Representatives access to, information that is within the possession or control of any of the Prize Companies but subject to a valid and binding confidentiality agreement with a third party without first obtaining the consent of such third party, and Prize, to the extent reasonably requested by Parent, will use its reasonable efforts to obtain any such consent; and (ii) Parent shall not be obligated under the terms of this Section 5.3 to disclose to Prize or the Prize Representatives, or grant Prize or the Prize Representatives access to, information that is within the possession or control of any of the Parent Companies but subject to a valid and binding confidentiality agreement with a third party without first obtaining the consent of such third party, and Parent, to the extent reasonably requested by Prize, will use its reasonable efforts to obtain any such consent.

     (k) To facilitate approvals of activities of the Parties that are restricted under Sections 5.1 and 5.2, Parent Representatives and Prize Representatives agree to meet on a regular basis to review matters relating to their respective Capital Projects (including the status of expenditures under Approved Budgets (such as outstanding authorizations for expenditures), the success of their Capital Projects to date, proposals to initiate new Capital Projects or substantially increase commitments to existing Capital Projects), commodity hedging issues and any other matters restricted under Sections 5.1 and 5.2.

     5.4 No Solicitation.

     (a) Immediately following the execution of this Agreement, Prize will (and will cause each of the Prize Representatives to) terminate any and all existing activities, discussions and negotiations with third parties (other than Parent) with respect to any possible transaction involving the acquisition of the Prize Common Stock or the merger or other business combination of Prize with or into any such third party.

     (b) Prize will not (and will cause the Prize Representatives not to) solicit, initiate or knowingly encourage the submission of, any offer or proposal to acquire all or any part of the Prize Common Stock or all or any material portion of the assets or business of the Prize Companies (other than the transactions contemplated by this Agreement), whether by merger, purchase of stock, purchase of assets, tender offer, exchange offer or otherwise (an
"Alternative Proposal"); provided, however, that, if Prize or any Prize Representative shall receive an Alternative Proposal, then Prize and the Prize Representatives may (i) enter into discussions or negotiations with respect to such Alternative Proposal with the Person presenting such Alternative Proposal and provide information to such Person if the board of directors of Prize determines in good faith, based on the advice of its legal counsel, that such action is required in order for the board of directors of Prize to act in a manner consistent with its fiduciary duties under applicable law, and (ii) to the extent applicable, take and disclose to its stockholders a position as contemplated by Rule 14e-2 promulgated under the Exchange Act and/or make any other disclosure to its stockholders with regard to an Alternative Proposal, if the board of directors of Parent determines in good faith, based on the advice of its legal counsel, that such disclosure is required in order for the board of directors of Prize to act in a manner consistent with its fiduciary duties under applicable law.

     (c) Prize will promptly communicate to Parent the terms and conditions of any Alternative Proposal that it may receive and will keep Parent informed as to the status of any actions, including any discussions, taken pursuant to such Alternative Proposal.

     (d) If Prize or any Prize Representative receives an Alternative Proposal and the board of directors of Prize determines in good faith, based on the advice of its legal counsel and financial advisor, that the Alternative Proposal is a Superior Proposal, then the board of directors of Prize may approve and recommend such Superior Proposal and, in connection therewith, withdraw or modify its approval or recommendation of this Agreement and the Merger. As used herein, the term "Superior Proposal" means an Alternative Proposal which the board of directors of Prize determines in good faith to be more favorable to Prize's stockholders from a financial point of view than the Merger.

     (e) Nothing in this Section 5.4 shall permit Prize to terminate this Agreement except as specifically provided in Section 7.1.

     5.5 Prize Stockholders Meeting. Prize shall take all action necessary in accordance with applicable law and its certificate of incorporation and bylaws to convene a meeting of its stockholders as promptly as practicable after the date hereof for the purpose of voting on the Prize Proposal. Subject to Section 5.4, the board of directors of Prize shall recommend approval of the Prize Proposal and shall take all lawful action to solicit such approval, including timely mailing the Proxy Statement/Prospectus to the stockholders of Prize. Notwithstanding the above, however, the following shall be conditions to the mailing of the Proxy Statement/Prospectus to the stockholders of Prize:

     (a) Prize shall have received an opinion from a firm of investment bankers or financial advisors selected by Prize (which opinion shall be reasonably acceptable in form and substance to Prize) to the effect that the consideration to be received in the Merger by the holders of shares of Prize Common Stock is fair to such holders from a financial point of view, and such opinion shall not have been withdrawn, revoked or modified.

     (b) Prize shall have received an opinion (reasonably acceptable in form and substance to Prize) from a law firm selected by Prize to the effect that (i) the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, (ii) each of Parent, Prize and Merger Sub will be a party to such reorganization within the meaning of Section 368(b) of the Code, (iii) no gain or loss will be recognized by Parent, Prize or Merger Sub as a result of the Merger, and (iv) no gain or loss, except with respect to the amount of Cash Consideration received, cash received in lieu of fractional shares and cash received by Dissenting Stockholders, will be recognized by a stockholder of Prize as a result of the Merger with

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     respect to the shares of Prize Common Stock converted into shares of Parent
Common Stock by such stockholder, and such opinion shall not have been withdrawn, revoked or modified. Such opinion may be based upon representations of the Parties and stockholders of the Parties.

     5.6 Parent Stockholders Meeting. Parent shall take all action necessary in accordance with applicable law and its articles of incorporation and bylaws to convene a meeting of its stockholders as promptly as practicable after the date hereof for the purpose of voting on the Prize Proposal. The Board of Directors of Parent shall recommend approval of the Prize Proposal and shall take all lawful action to solicit such approval, including timely mailing the Proxy Statement/Prospectus to the stockholders of Parent. Notwithstanding the above, however, the following shall be conditions to the mailing of the Proxy Statement/Prospectus to the stockholders of Parent:

     (a) Parent shall have received an opinion from a firm of investment bankers or financial advisors selected by Parent (which opinion shall be reasonably acceptable in form and substance to Parent) to the effect that, as of the date of such opinion and subject to the terms and conditions set forth therein, the consideration to be received by the holders of the Prize Common Stock in the Merger is fair to Parent from a financial point of view, and such opinion shall not have been withdrawn, revoked or modified.

     (b) Parent shall have received an opinion (reasonably acceptable in form and substance to Parent) of the type described in Section 5.5(b), but excluding the opinion described in clause (iv) thereof, from counsel selected by Parent and such opinion shall not have been withdrawn, revoked or modified.

     5.7 Registration Statement and Proxy Statement/Prospectus.

     (a) Parent and Prize shall cooperate and promptly prepare the Registration Statement, and, subject to Parent's receiving the required information from Prize, Parent shall file the Registration Statement with the SEC as soon as practicable after the date hereof and in any event not later than 30 days after the date hereof. Parent shall use all reasonable efforts, and Prize shall cooperate with Parent (including furnishing all information concerning Prize and the holders of Prize Common Stock as may be reasonably requested by Parent), to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. Parent shall use all reasonable efforts, and Prize shall cooperate with Parent, to obtain all necessary state securities laws or "blue sky" permits, approvals and registrations in connection with the issuance of Parent Common Stock pursuant to the Merger.

     (b)  Parent  will cause the  Registration  Statement  (including  the Proxy
Statement/Prospectus),  at the time it becomes  effective  under the  Securities
Act, to comply as to form in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder. Prize will cause the information it provides for such purpose to comply as to form in all material respects with such provisions.

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     (c)  Prize  hereby   covenants  and  agrees  with  Parent  that:   (i)  the
Registration Statement (at the time it becomes effective under the Securities Act and at the Effective Time) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (provided, however, that this clause (i) shall apply only to information contained in the Registration Statement that was supplied by Prize for inclusion therein); and (ii) the Proxy Statement/Prospectus (at the time it is first mailed to stockholders of Prize and Parent, at the time of the Prize Meeting and the Parent Meeting, and at the Effective Time) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (provided, however, that this clause (ii) shall apply only to information contained in the Proxy Statement/Prospectus that was supplied by Prize for inclusion therein). If, at any time prior to the Effective Time, any event with respect to Prize, or with respect to other information supplied by Prize for inclusion in the Registration Statement, occurs and such event is required to be described in an amendment to the Registration Statement, Prize shall promptly notify Parent of such occurrence and shall cooperate with Parent in the preparation and filing of such amendment. If, at any time prior to the Effective Time, any event with respect to Prize, or with respect to other information supplied by Prize for inclusion in the Proxy Statement/Prospectus, occurs and such event is required to be described in a supplement to the Proxy Statement/Prospectus, Prize shall promptly notify Parent of such occurrence and shall cooperate with Parent in the preparation, filing and dissemination of such supplement.

     (d) Parent hereby covenants and agrees with Prize that: (i) the Registration Statement (at the time it becomes effective under the Securities Act and at the Effective Time) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (provided, however, that this clause (i) shall not apply to any information contained in the Registration Statement that was supplied by Prize for inclusion therein); and (ii) the Proxy Statement/Prospectus (at the time it is first mailed to stockholders of Prize and Parent, at the time of the Prize Meeting and the Parent Meeting, and at the Effective Time) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (provided, however, that this clause (ii) shall not apply to any information contained in the Proxy Statement/Prospectus that was supplied by Prize for inclusion therein). If, at any time prior to the Effective Time, any event with respect to Parent, or with respect to other information included in the Registration Statement, occurs and such event is required to be described in an amendment to the Registration Statement, such event shall be so described and such amendment shall be promptly prepared and filed. If, at any time prior to the Effective Time, any event with respect to Parent, or with respect to other information included in the Proxy Statement/Prospectus, occurs and such event is required to be described in a supplement to the Proxy Statement/Prospectus, Parent shall promptly notify Prize of such occurrence and shall cooperate with Prize in the preparation, filing and dissemination of such supplement.

     (e) Neither the Registration Statement nor the Proxy Statement/Prospectus nor any amendment or supplement thereto will be filed or disseminated to the stockholders of Prize or Parent without the approval of both Parent and Prize. Parent shall advise Prize, promptly after it receives notice thereof, of the time when the Registration Statement has become effective under the

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     Securities  Act,  the  issuance  of any  stop  order  with  respect  to the
Registration Statement, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any comments or requests for additional information by the SEC with respect to the Registration Statement.

     5.8 Stock Exchange Listing. Parent shall cause the shares of Parent Common Stock to be issued in the Merger and upon exercise of the Prize Options and the Prize Warrants to be approved for listing on a National Stock Exchange, subject to official notice of issuance, prior to the Closing Date. Parent shall also cause the Prize Warrants, other than the Prize Warrants held by First Union National Bank, to be approved for listing on a National Stock Exchange prior to the Closing Date.

     5.9 Additional Arrangements. Subject to the terms and conditions herein provided, each of Prize and Parent shall take, or cause to be taken, all action and shall do, or cause to be done, all things necessary, appropriate or desirable under any applicable laws and regulations (including the HSR Act) or under applicable governing agreements to consummate and make effective the transactions contemplated by this Agreement, including using its best efforts to obtain all necessary waivers, consents and approvals and effecting all necessary registrations and filings. Each of Prize and Parent shall take, or cause to be taken, all action or shall do, or cause to be done, all things necessary, appropriate or desirable to cause the covenants and conditions applicable to the transactions contemplated hereby to be performed or satisfied as soon as practicable. In addition, if any Governmental Authority shall have issued any order, decree, ruling or injunction, or taken any other action that would have the effect of restraining, enjoining or otherwise prohibiting or preventing the consummation of the transactions contemplated hereby, each of Prize and Parent shall use its reasonable efforts to have such order, decree, ruling or injunction or other action declared ineffective as soon as practicable.

     5.10 Agreements of Affiliates. At least 10 days prior to the Effective Time, Prize shall cause to be prepared and delivered to Parent a list identifying all Persons who, at the time of the Prize Meeting, may be deemed to be "affiliates" of Prize as that term is used in paragraphs (c) and (d) of Rule 145 under the Securities Act. Prize shall use its best efforts to cause each Person who is identified as an affiliate of Prize in such list to execute and deliver to Parent, on or prior to the Closing Date, a written agreement, in the form attached hereto as Exhibit 5.10. Parent shall be entitled to place legends as specified in such agreements on the Parent Certificates representing any Parent Common Stock to be issued to such Persons in the Merger, irrespective of whether or not they sign such agreements.

     5.11 Public Announcements. Prior to the Closing, Prize and Parent will consult with each other before issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Agreement and shall not issue any press release or make any such public statement prior to obtaining the approval of the other party; provided, however, that such approval shall not be required where such release or announcement is required by applicable law or stock exchange rule; and provided further, that either Prize or Parent may respond to inquiries by the press or others regarding the transactions contemplated by this Agreement, so long as such responses are consistent with such Party's previously issued press releases.

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

     5.12 Notification of Certain Matters. Prize shall give prompt notice to Parent of any of the following: (a) any representation or warranty contained in
Article 3 being untrue or inaccurate when made, (b) the occurrence of any event or development that would cause (or could reasonably be expected to cause) any representation or warranty contained in Article 3 to be untrue or inaccurate on the Closing Date, or (c) any failure of Prize to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied by it hereunder. Parent shall give prompt notice to Prize of any of the following: (x) any representation or warranty contained in Article 4 being untrue or inaccurate when made, (y) the occurrence of any event or development that would cause (or could reasonably be expected to cause) any representation or warranty contained in Article 4 to be untrue or inaccurate on the Closing Date, or (z) any failure of Parent to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied by it hereunder.

     5.13 Payment of Expenses. Each Party shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby, whether or not the Merger shall be consummated, except that: (a) the fee for filing the Registration Statement with the SEC and the costs and expenses associated with printing the Proxy Statement/Prospectus and complying with any applicable state securities or "blue sky" laws shall be borne by Parent; and (b) the costs and expenses associated with mailing the Proxy Statement/Prospectus to the stockholders of
(i) Prize, and soliciting the votes of the stockholders of Prize, shall be borne by Prize, and (ii) Parent, and soliciting the votes of the stockholders of Parent, shall be borne by Parent.

     5.14 Registration Rights. Parent and the Major Prize Stockholders shall enter into a Registration Rights Agreement, in the form attached hereto as
Exhibit 5.14, at the Closing. The Parties shall take such action as necessary to cause the shelf registration statement contemplated by the Registration Rights Agreement to be declared effective as soon as practicable following the Effective Time.

     5.15 Indemnification and Insurance.

     (a) Parent agrees that all rights to indemnification now existing in favor of any officers, directors, employees, controlling stockholders or agents of any of the Prize Companies, as provided in their respective charters or bylaws (or similar organizational documents), and any existing indemnification agreements or arrangements of any of the Prize Companies, shall survive the Merger and shall continue in full force and effect for a period of not less than four years from the Effective Time (or such longer period as may be provided in any existing indemnification agreement between any of the Prize Companies, and any current or former officer or director thereof); provided, that, in the event any claim or claims are asserted or made within such four-year period, all rights to indemnification in respect of any such claim or claims shall continue until final disposition of any and all such claims.

     (b) From and after the Effective Time, Parent shall, for a period of four years after the Effective Time, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time, an

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

     officer, director, employee, controlling stockholder or agent of any of the Prize Companies (collectively, the "Indemnified Parties") against all losses, expenses (including attorneys' fees), claims, damages, liabilities and amounts that are paid in settlement with the approval of the indemnifying party (which approval shall not be unreasonably withheld) of, or otherwise in connection with, any threatened or actual claim, action, suit, proceeding or investigation (a "Claim"), based in whole or in part on or arising in whole or in part out of the fact that the Indemnified Party (or the person controlled by the Indemnified Party) is or was a director, officer, employee, controlling stockholder or agent (including a trustee or fiduciary of any Prize Employee Benefit Plan) and pertaining to any matter existing or arising out of actions or omissions occurring at or prior to the Effective Time (including any Claim arising out of this Agreement or any of the transactions contemplated hereby), whether asserted or claimed prior to, at or after the Effective Time, in each case to the fullest extent permitted under Nevada law, and shall pay any expenses, as incurred, in advance of the final disposition of any such action or proceeding to each Indemnified Party to the fullest extent permitted under Nevada law. In determining whether an Indemnified Party is entitled to indemnification under this Section 5.15, if requested by such Indemnified Party, such determination shall be made by special, independent counsel selected by Parent and approved by the Indemnified Party (which approval shall not be unreasonably withheld), and who has not otherwise performed services for Parent or any of its Affiliates within the last three years (other than in connection with such matters). Without limiting the foregoing, in the event any such claim, action, suit, proceeding or investigation is brought against any Indemnified Party(ies) (whether arising before or after the Effective Time): (i) Parent shall have the right to control the defense of such matter with Parent's regularly engaged independent legal counsel or other counsel selected by Parent and reasonably satisfactory to the Indemnified Party(ies), and Parent shall pay all reasonable fees and expenses of such counsel; and (ii) the Indemnified Party(ies) will cooperate with Parent, at Parent's expense, in the defense of any such matter. Parent shall not be liable for any settlement effected without its prior written consent, which consent shall not unreasonably be withheld. In the event of any Claim, any Indemnified Party wishing to claim indemnification will promptly notify Parent thereof (provided, that failure to so notify Parent will not affect the obligations of Parent except to the extent that Parent shall have been prejudiced as a result of such failure) and shall deliver to Parent the undertaking contemplated by the applicable provisions of the NGCL, but without any requirement for the posting of a bond. Without limiting the foregoing, in the event any such Claim is brought against any of the Indemnified Parties, such Indemnified Party(ies) may retain only one law firm (plus one local counsel, if necessary) to represent them with respect to each such matter unless the use of counsel chosen to represent the Indemnified Parties would present such counsel with a conflict of interest, or the representation of all of the Indemnified Parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case such additional counsel as may be required (as shall be reasonably determined by the Indemnified Parties and Parent) may be retained by the Indemnified Parties at the cost and expense of Parent and Parent shall pay all reasonable fees and expenses of such counsel for such Indemnified Parties. Notwithstanding the foregoing, nothing contained in this Section 5.15 shall be deemed to grant any right to any Indemnified Party which is not permitted to be granted to an officer, director, employee, controlling stockholder or agent of Parent under Nevada law.

     (c) From and after the Effective Time, Parent shall cause to be maintained in effect for not less than four years from the Effective Time the current policies of directors' and

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     officers'  liability  insurance  maintained by Prize,  including the policy being maintained for the former directors and officers of Vista Energy Resources, Inc.; provided, that (i) Parent may substitute therefor policies of at least the same coverage containing terms and conditions which are no less advantageous; (ii) such substitution shall not result in gaps or lapses in coverage with respect to matters occurring prior to the Effective Time; and
(iii) Parent shall not be required to pay an annual premium in excess of 200% of the last annual premium paid by Prize prior to the date hereof and if Parent is unable to obtain the insurance required by this Section 5.15(c) it shall obtain as much comparable insurance as possible for an annual premium equal to such maximum amount.

     (d) Following the Merger, if Parent or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person or Persons, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent and any of their successors and assigns, assume the obligations of the Parties and Parent set forth in this Section 5.15.

     (e) This Section 5.15 shall survive the consummation of the Merger at the Effective Time, is intended to benefit Prize and the Indemnified Parties (each of whom may enforce the provisions of this Section 5.15) and shall be binding on the successors and assigns of Parent.

     5.16 Prize Employees. After the Effective Time, it is expected that Parent may, in its sole discretion, offer employment to, or cause the Surviving
Corporation or the Prize Companies to continue the employment of, certain employees of the Prize Companies (the "Retained Employees"). Parent shall provide the Retained Employees with the same benefits that accrue to similarly situated employees of Parent and its subsidiaries. Parent shall, or shall cause the Surviving Corporation to, fulfill all coverage continuation obligations imposed by Section 4980B of the Code and Section 601 of ERISA for those employees of the Prize Companies who are not Retained Employees. The provisions of this Section 5.16 are intended to be for the benefit of, and shall be enforceable by, the Parties and the employees of the Prize Companies covered by the Prize Employee Benefit Plans at the Effective Time and their respective heirs and representatives.

     5.17 Severance Plan. After the Closing, Parent shall cause the Surviving Corporation to promptly pay the amounts when due under the Prize Extraordinary Transaction Compensation Policy, to the extent not already paid. The provisions of this Section 5.17 are intended to be for the benefit of, and shall be enforceable by, the Parties and each person entitled to receive payments pursuant to the terms of the Prize Extraordinary Transaction Compensation Policy.

     5.18 Termination of Certain Agreements. At the Closing: (a) the Prize Voting and Shareholders Agreement shall be terminated, (b) any Confidentiality and Non-Compete Agreement entered into between Prize and any officer or employee of Prize shall be terminated, and (c) that certain Advisory Services and Indemnification Agreement, between Prize and Natural Gas Partners V, L.P. shall be terminated, and no Person shall have any further rights or obligations under any of these agreements, except for the continuation of indemnity rights as provided in Section 5.15.

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     5.19 Parent Board of Directors.  At the Effective Time,  Parent shall cause
(a) two then existing members of Prize's board of directors (selected by Prize and reasonably acceptable to Parent) to be elected to the board of directors of Parent, and (b) two then existing members of the Parent board of directors to resign.

     5.20 Registration Statements Relating to Prize Warrants. Promptly after the Effective Time, Parent shall file with the SEC a registration statement on Form S-3 with respect to the shares of Parent Common Stock to be issued upon exercise of the Prize Warrants other than the Prize Warrants held by First Union National Bank. Parent shall use all reasonable efforts to have such registration statement become effective and to maintain the effectiveness of such registration statement (and maintain the current status of the related prospectus) for so long as any Prize Warrants other than the Prize Warrants held by First Union National Bank remain outstanding. The provisions of this Section
5.20 are intended to be for the benefit of, and shall be enforceable by, the Parties and each holder of a Prize Warrant other than the Prize Warrants held by First Union National Bank and their respective heirs and representatives. To the extent required by applicable securities law and regulations, Parent shall also file with the SEC a registration statement with respect to the Prize Warrants.

     5.21 Bank Credit Agreements. Each of Parent and Prize shall use its best efforts to obtain, on or before the Closing Date: (a) any required consents of the lenders under the Parent Bank Credit Agreement and the Prize Bank Credit Agreement; or (b) a new credit facility for Parent in an amount sufficient to pay off all then-outstanding indebtedness under both the Parent Bank Credit Agreement and the Prize Bank Credit Agreement and provide a similar amount of borrowing capacity as the Parent Bank Credit Agreement and the Prize Bank Credit Agreement.

                                    ARTICLE 6

                                   CONDITIONS

     6.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each Party to effect the Merger shall be subject to the satisfaction, at or prior to the Closing Date, of the following conditions, any or all of which may be waived in whole or in part by both Parent and Prize:

     (a) Stockholder Approval. The Prize Proposal shall have been duly and validly approved and adopted by a vote of a majority of the shares of Prize Common Stock, all as required by the DGCL and the certificate of incorporation and bylaws of Prize. The Prize Proposal shall have been duly and validly approved and adopted by the stockholders of Parent, all as required by the NGCL and the articles of incorporation and bylaws of Parent.

     (b) Other Approvals. Any applicable waiting period under the HSR Act shall have expired or been terminated and all filings required to be made prior to the Effective Time with, and all consents, approvals, permits and authorizations required to be obtained prior to the Effective Time from, any Governmental Authority or other person in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Prize,

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Parent and Merger  Sub shall  have been made or  obtained  (as the case may be), except where the failure to obtain such consents, approvals, permits and authorizations would not be reasonably likely to result in a Material Adverse Effect on Parent (assuming the Merger has taken place) or to materially adversely affect the consummation of the Merger.

     (c) Securities Law Matters. The Registration Statement shall have been declared effective by the SEC under the Securities Act and shall be effective at the Effective Time, and no stop order suspending such effectiveness shall have been issued, no action, suit, proceeding or investigation by the SEC to suspend such effectiveness shall have been initiated and be continuing, and all necessary approvals under state securities laws relating to the issuance or trading of the Parent Common Stock to be issued in the Merger shall have been received.

     (d) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; provided, however, that, prior to invoking this condition, each Party shall have complied fully with its obligations under Section 5.9 and, in addition, shall have used all reasonable efforts to have any such decree, ruling, injunction or order vacated, except as otherwise contemplated by this Agreement.

     (e) Litigation. No litigation, proceeding or investigation has been commenced by any Person other than any of the Prize Companies or any of the Parent Companies that questions the validity or enforceability of this Agreement or the transactions contemplated hereby which, in the opinion of the board of directors of Parent or Prize, in the exercise of their business judgment, based on the advice of counsel, would cause Parent or Prize to be subject to substantial liability in the event of the consummation of the Merger.

     (f) Stock Exchange Listing. The shares of Parent Common Stock to be issued in the Merger and upon exercise of the Prize Options and the Prize Warrants shall have been authorized for listing on a National Stock Exchange, subject to official notice of issuance. The Prize Warrants, other than the Prize Warrants held by First Union National Bank, shall have been authorized for listing on a National Stock Exchange.

     (g) Bank Matters. The Parties shall have obtained either the required consents or the new credit facility contemplated in Section 5.21.

     (h) Registration  Statements.  The registration  statements  referred to in
Section 5.20 shall have become effective, no stop order suspending such effectiveness shall have been issued, and no action, suit, proceeding or investigation by the SEC to suspend such effectiveness shall have been initiated.

     (i) Parent's Senior Notes. The "change of control" provisions in Parent's 10% senior notes shall not have been triggered by the Merger.

     6.2 Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by Parent and Merger Sub:

     (a) Representations and Warranties. The representations and warranties of Prize set forth in Article 3 shall be true and correct in all material respects (provided that any representation or warranty contained therein that is qualified by a materiality standard or a Material Adverse Effect qualification shall not be further qualified hereby) as of the date of this Agreement and (except to the extent such representation or warranty speaks as of an earlier date) as of the Closing Date as though made on and as of that time, and Parent shall have received a certificate signed by a Responsible Officer of Prize to such effect; provided, however, that the condition set forth in this Section 6.2(a) shall be deemed to be satisfied even if one or more of such representations and warranties are not true and correct, so long as the failure of such representations and warranties (without giving effect to the individual materiality thresholds otherwise included as a part of such representations and warranties) to be true and correct (in the aggregate) does not result in (i) damages, losses or liabilities to Parent or any of the Prize Companies, (ii) a net reduction in the aggregate value of the assets of the Prize Companies (with respect to Ownership Interests, as determined by reference to the Reserve Data Value), or (iii) reduction in the aggregate net value of the assets of the Prize Companies resulting from the items and matters set forth in the Prize Disclosure Schedule, in an aggregate amount for clauses (i), (ii) and (iii) (the "Failure Amount") that exceeds $16,000,000.

     (b) Performance of Covenants and Agreements by Prize. Prize shall have performed in all material respects all covenants and agreements required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed by a Responsible Officer of Prize to such effect.

     (c) Letters from Prize Affiliates. Parent shall have received from each Person named in the list referred to in Section 5.10 an executed copy of the agreement described in Section 5.10.

     (d) No Material Adverse Change. From the date of this Agreement through the Closing, there shall not have occurred any change in the condition (financial or otherwise), operations or business of any of the Prize Companies that would have or would be reasonably likely to have a Material Adverse Effect on Prize.

     (e) Fairness Opinion. The fairness opinion described in Section 5.6(a) shall have been delivered and shall not have been withdrawn, revoked or modified.

     (f) Tax Opinion. The tax opinion described in Section 5.6(b) shall have been delivered and shall not have been withdrawn, revoked or modified.

     (g) Dissenting Stockholders. The holders of no more than five percent of the Prize Common Stock shall have exercised their right to dissent from the Merger under the DGCL.

     (h) Market Price. Parent shall not have given notice of termination pursuant to Section 7.1(g).

     (i) Prize Extraordinary Transaction Compensation Policy. All payments required to be made by Prize under the Prize Extraordinary Transaction Compensation Policy and any other employment or severance arrangements with Prize employees with respect to the transactions contemplated in this Agreement shall not have exceeded $8,000,000 in the aggregate.

     6.3 Conditions to Obligation of Prize. The obligation of Prize to effect the Merger is subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by Prize:

     (a) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in Article 4 shall be true and correct in all material respects (provided that any representation or warranty contained therein that is qualified by a materiality standard or a Material Adverse Effect qualification shall not be further qualified hereby) as of the date of this Agreement and (except to the extent such representation or warranty speaks as of an earlier date) as of the Closing Date as though made on and as of that time, and Prize shall have received a certificate signed by a Responsible Officer of Parent to such effect; provided, however, that the condition set forth in this
Section 6.3(a) shall be deemed to be satisfied even if one or more of such representations and warranties are not true and correct, so long as the failure of such representations and warranties (without giving effect to the individual materiality thresholds otherwise included as a part of such representations and warranties) to be true and correct (in the aggregate) does not result in (i) damages, losses or liabilities to Prize or any of the Parent Companies, (ii) a net reduction in the aggregate value of the assets of the Parent Companies (with respect to Ownership Interests, as determined by reference to the Reserve Data Value), or (iii) reduction in the aggregate net value of the assets of the Parent Companies resulting from the items and matters set forth in the Parent Disclosure Schedule, in an aggregate amount for clauses (i), (ii) and (iii) (the "Failure Amount") that exceeds $20,000,000.

     (b) Performance of Covenants and Agreements by Parent and Merger Sub. Parent and Merger Sub shall have performed in all material respects all covenants and agreements required to be performed by them under this Agreement at or prior to the Closing Date, and Prize shall have received a certificate signed by a Responsible Officer of Parent to such effect.

     (c) Fairness Opinion. The fairness opinion described in Section 5.5(a) shall have been delivered and shall not have been withdrawn, revoked or modified.

     (d) Tax Opinion. The tax opinion described in Section 5.5(b) shall have been delivered and shall not have been withdrawn, revoked or modified.

     (e) No Material Adverse Change. From the date of this Agreement through the Closing, there shall not have occurred any change in the condition (financial or otherwise), operations or business of Parent and its subsidiaries that would have or would be reasonably likely to have a Material Adverse Effect on Parent.

     (f) Rights Agreement. Neither this Agreement nor consummation of the Merger shall have caused or shall cause any of the Parent Rights to become exercisable or to be distributed.

     (g) Market Price. Prize shall not have given notice of termination pursuant to Section 7.1(h).

     (h) Registration Rights Agreement. Parent shall have executed and delivered the Registration Rights Agreement.

     (i) Delivery of Transfer Instructions. Parent shall have delivered to its authorized transfer agent an irrevocable letter of instruction in a form reasonably satisfactory to Prize authorizing and directing the transfer to holders of shares of Prize Common Stock one or more Parent Certificates representing those shares of Parent Common Stock to be issued to such holders upon surrender of such holders' certificates representing such shares of Prize Common Stock.

                                    ARTICLE 7

                                   TERMINATION

     7.1 Termination Rights. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval of the Prize Proposal by the stockholders of Prize and/or Parent, respectively:

     (a) By mutual written consent of Parent and Prize;

     (b) By either Prize or Parent if (i) the Merger has not been consummated by June 30, 2002 (provided, however, that the right to terminate this Agreement pursuant to this clause (i) shall not be available to any Party whose breach of any representation or warranty or failure to perform any covenant or agreement under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date); (ii) any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable (provided, however, that the right to terminate this Agreement pursuant to this clause (ii) shall not be available to any Party until such Party has used all reasonable efforts to remove such injunction, order or decree); or (iii) the Prize Proposal shall not have been approved by the required vote of (A) the Prize stockholders at the Prize Meeting or at any adjournment thereof or (B) the Parent stockholders at the Parent Meeting or at any adjournment thereof;

     (c) By Parent if (i) there has been a material breach of the representations and warranties made by Prize in Article 3 of this Agreement such that the condition described in Section 6.2(a) is not met (provided, however, that Parent shall not be entitled to terminate this Agreement pursuant to this clause (i) unless Parent has given Prize notice of such breach and Prize has failed to cure such breach within 10 days following such notice (but in any event not later than June 30, 2002), and the condition described in Section 6.2(a), other than the provision thereof relating to the certificate signed by a Responsible Officer of Prize, would not be satisfied if the Closing were to occur on the day on which Parent gives Prize notice of such termination); or (ii) Prize has failed to comply in any material respect with any of its covenants or agreements contained in this Agreement and such failure has not been, or cannot be, cured within 10 days after notice and demand for cure thereof (but in any event not later than June 30, 2002);

     (d) By Prize if (i) there has been a material breach of the representations and warranties made by Parent and Merger Sub in Article 4 of this Agreement such that the condition described in Section 6.3(a) is not met (provided, however, that Prize shall not be entitled to terminate this Agreement pursuant to this clause (i) unless Prize has given Parent notice of such breach and Parent has failed to cure such breach within 10 days following such notice (but in any event not later than June 30, 2002), and the condition described in Section 6.3(a), other than the provision thereof relating to the certificate signed by a Responsible Officer of Parent, would not be satisfied if the Closing were to occur on the day on which Prize gives Parent notice of such termination); or
(ii) Parent or Merger Sub has failed to comply in any material respect with any of its respective covenants or agreements contained in this Agreement, and, in either such case, such breach or failure has not been, or cannot be, cured within 10 days after notice and a demand for cure thereof (but in any event not later than June 30, 2002);

     (e) By Prize if (i) Prize is prepared to enter into a binding definitive agreement to effect a Superior Proposal; and (ii) Prize has given Parent at least three business days' prior notice of its intention to terminate this Agreement pursuant to this Section 7.1(e) (along with a description of all relevant terms and conditions of such Superior Proposal), during which period Parent shall have the opportunity to propose amendments or modifications to the terms of the Merger;

     (f) By Parent if the board of directors of Prize shall have failed to recommend adoption of the Prize Proposal at the time the Proxy Statement/Prospectus is first mailed to stockholders of Prize or shall have amended or withdrawn any such recommendation and such recommendation is not reinstated in its prior form within five business days after such amendment or withdrawal;

     (g) By Parent if the Market Price is in excess of $9.50; provided, that notice of termination under this Section 7.1(g) must be given not later than the close of business on the third business day prior to the Closing Date; or

     (h) By Prize if the Market Price is less than $7.50; provided, that notice of termination under this Section 7.1(h) must be given not later than the close of business on the third business day prior to the Closing Date.

     7.2 Effect of Termination. If this Agreement is terminated by either Prize or Parent pursuant to the provisions of Section 7.1, this Agreement shall forthwith become void except for, and there shall be no further obligation on the part of any Party or its respective Affiliates, directors, officers or stockholders except pursuant to, the provisions of Sections 5.3(c) (but only to the extent of the confidentiality and indemnification provisions contained therein), 5.7(c), 5.7(d), 5.13 and 7.3, Article 8 and the Confidentiality Agreement (which shall continue pursuant to their terms); provided, however, that a termination of this Agreement shall not relieve any Party from any liability for damages incurred as a result of a breach by such Party of its representations, warranties, covenants, agreements or other obligations hereunder occurring prior to such termination.

     7.3 Fees and Expenses. If this Agreement is terminated pursuant to Section 7.1(e) or (f), Prize shall promptly, but in no event later than one business day after termination of this Agreement, pay to Parent a fee equal to $15,000,000 in same day funds and upon making such payment, Prize shall be fully released and discharged from any liability or obligation resulting from or under this Agreement, except as otherwise set forth in Section 7.2.

                                    ARTICLE 8

                                  MISCELLANEOUS

     8.1 Nonsurvival of Representations and Warranties. None of the representations or warranties contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the consummation of the Merger.

     8.2 Amendment. This Agreement may be amended by the Parties at any time before or after approval of the Prize Proposal by the stockholders of Parent and Prize; provided, however, that, after any such approval, no amendment shall be made that by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by a written instrument signed by an authorized representative of each of the Parties.

     8.3 Notices. Any notice or other communication required or permitted hereunder shall be in writing and either delivered personally (effective upon delivery), by facsimile transmission (effective on the next day after transmission), by recognized overnight delivery service (effective on the next day after delivery to the service), or by registered or certified mail, postage prepaid and return receipt requested (effective on the third business day after the date of mailing), at the following addresses or facsimile transmission numbers (or at such other address(es) or facsimile transmission number(s) for a Party as shall be specified by like notice):

         To Parent and/or
         Merger Sub:          Magnum Hunter Resources, Inc.
                              600 East Las Colinas Blvd., Suite 1100
                              Irving, Texas 75039
                              Attn:  Gary C. Evans,
                                     Chairman, President
                                     and Chief Executive Officer
                              Telephone: (972) 401-0752
                              Facsimile: (972) 443-6470
         with copies to:
                              Magnum Hunter Resources, Inc
                              600 East Las Colinas Blvd., Suite 1100
                              Irving, Texas  75039
                              Attn: Morgan F. Johnston, Vice President,
                                    General Counsel and Secretary
                              Telephone:(972) 401-0752 Facsimile:(972) 401-3110

                              and

                              Fulbright & Jaworski L.L.P.
                              2200 Ross Avenue, Suite 2800
                              Dallas, Texas  75201
                              Attn: David E. Morrison
                              Telephone:  (214) 855-8301
                              Facsimile:  (214) 855-8200

         To Prize:            Prize Energy Corp.
                              3500 William D. Tate
                              Suite 200
                              Grapevine, Texas 76051
                              Attn: Lon C. Kile, President
                              Telephone (817) 424-0406
                              Facsimile: (817) 424-0071

         with copies to:      Natural Gas Partners, L.L.C.
                              125 East John Carpenter Fwy., Suite 600
                              Irving, Texas 75062
                              Attn: Richard L. Covington
                              Telephone: (972) 432-1456
                              Facsimile: (972) 432-1441

                              and

                              Conner & Winters, P.C.
                              3700 First Place Tower
                              15 East 5th Street
                              Tulsa, Oklahoma 74103
                              Attn: Robert A. Curry
                              Telephone: (918) 586-5725
                              Facsimile: (918) 586-8548

     8.4   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more

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

     counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

     8.5 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

     8.6 Entire Agreement; No Third Party Beneficiaries. This Agreement (together with the Confidentiality Agreement and the documents and instruments delivered by the Parties in connection with this Agreement): (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof; and (b) except as provided in Article 2 and Sections 5.3(c), 5.3(d), 5.15, 5.16, 5.17 and 5.20, is solely for the benefit of the Parties and their respective successors, legal representatives and assigns and does not confer on any other Person any rights or remedies hereunder.

     8.7 Applicable Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     8.8 No Remedy in Certain Circumstances. Each Party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any Party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth herein shall not in any way be affected or impaired thereby, unless the foregoing inconsistent action or the failure to take any action constitutes a material breach of this Agreement or makes this Agreement impossible to perform, in which case this Agreement shall terminate pursuant to Article 7. Except as otherwise contemplated by this Agreement, to the extent that a Party took an action inconsistent herewith or failed to take action consistent herewith or required hereby pursuant to an order or judgment of a court or other competent Governmental Authority, such Party shall not incur any liability or obligation unless such Party breached its obligations under
Section 5.9 or did not in good faith seek to resist or object to the imposition or entering of such order or judgment.

     8.9 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

     8.10 Waivers. At any time prior to the Effective Time, the Parties may, to the extent legally allowed: (a) extend the time for the performance of any of the obligations or other acts of the other  Parties,  (b)  waive any  inaccuracies  in the  representations  and warranties  contained herein or in any document  delivered  pursuant hereto, and
(c) waive performance of any of the covenants or agreements, or satisfaction of any of the conditions, contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed by an authorized representative of such Party. Except as provided in this Agreement, no action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any Party of a breach of any provision hereof shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provisions hereof.

     8.11 Confidentiality Agreement. The Confidentiality Agreement shall remain in full force and effect following the execution of this Agreement until terminated as described in Section 7.2, is hereby incorporated herein by reference, and shall constitute a part of this Agreement for all purposes; provided, however, that any standstill provisions contained therein will, effective as of the Closing, be deemed to have been waived to the extent necessary for the Parties to consummate the Merger in accordance with the terms of this Agreement. Any and all information received by Parent and Prize pursuant to the terms and provisions of this Agreement shall be governed by the applicable terms and provisions of the Confidentiality Agreement.

     8.12 Incorporation. Exhibits and Schedules referred to herein are attached to and by this reference incorporated herein for all purposes. Disclosure on one schedule satisfies the other schedules as long as it is apparent on its face from such disclosure that it applies to the other schedules.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives, on the date first written above.

"Prize"                                     "Parent"

PRIZE ENERGY CORP.                          MAGNUM HUNTER RESOURCES, INC.

By: /s/Philip B. Smith                      By: /s/Gary C. Evans
   ------------------------------               -------------------------------
Name:  Philip B. Smith                      Name: Gary C. Evans
      ---------------------------                ------------------------------
Title: CEO                                  Title: Chairman, President and
                                                   CEO
       --------------------------                  ----------------------------

                                            "Merger Sub"

                                            PINTAIL ENERGY, INC.

                                            By: /s/Gary C. Evans
                                                -------------------------------
                                            Name: Gary C. Evans
                                                 ------------------------------
                                            Title: Chairman, President and
                                                   CEO
                                                   ----------------------------

                                  Exhibit 5.10

                            FORM OF AFFILIATE LETTER


Ladies and Gentlemen:

     The undersigned has been advised that, as of the date of this letter, the undersigned may be deemed to be an "affiliate" of Prize Energy Corp., a Delaware corporation ("Prize"), as that term is defined for purposes of Rules 145(c) and
(d) promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the terms of the Agreement and Plan of Merger dated as of December ___, 2001, among Prize, Magnum Hunter Resources, Inc., a Nevada corporation ("Parent"), andPintail Energy, Inc., a Texas corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), Prize will be merged with and into Merger Sub (such merger being referred to herein as the "Merger" and such agreement being referred to herein as the "Merger Agreement"). As a result of the Merger, the undersigned will receive in part (a) shares of common stock, par value $.002 per share, of Parent (the "Parent Common Stock") in exchange for shares of common stock, par value $.01 per share, of Prize.

     The undersigned hereby represents and warrants to, and covenants and agrees with, Parent as follows:

     1. The undersigned will not make any sale, transfer or other disposition of any shares of Parent Common Stock received by the undersigned as a result of the Merger in violation of the Securities Act or the rules and regulations of the SEC promulgated thereunder.

     2. The undersigned has read this letter and the Merger Agreement and has discussed their requirements and other applicable limitations on the undersigned's ability to sell, transfer, or otherwise dispose of the Parent Common Stock received by the undersigned as a result of the Merger, to the extent the undersigned believes necessary, with the undersigned's counsel or counsel for Prize.

     3. The undersigned has been advised that the issuance of Parent Common Stock pursuant to the Merger has been registered under the Securities Act on a Registration Statement on Form S-4. The undersigned has also been advised that, to the extent the undersigned is considered an "affiliate" of Prize at the time the Merger Agreement is submitted for a vote of the stockholders of Prize, any public offering or sale by the undersigned of any shares of Parent Common Stock that the undersigned receives pursuant to the Merger will, under current law, require either (a) the further registration under the Securities Act of any shares of Parent Common Stock to be sold by the undersigned, (b) compliance with Rule 145 under the Securities Act ("Rule 145"), or (c) the availability of another exemption from such registration under the Securities Act.

     4. The undersigned understands that stop transfer instructions will be given to Parent's transfer agent with respect to shares of Parent Common Stock
received  by  the  undersigned   pursuant

                                     5.10-1
     to the Merger and that a legend substantially as follows will be placed on the certificates for the shares of Parent Common Stock issued to the undersigned pursuant to the Merger:

         THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
         APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR OTHERWISE IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED AS OF _______________, 200___, BETWEEN THE REGISTERED HOLDER HEREOF AND MAGNUM HUNTER RESOURCES, INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF MAGNUM HUNTER RESOURCES, INC.

     5. It is understood and agreed that the legend set forth in Paragraph 4 above shall be removed by delivery of substitute certificates without such legend if such legend is not required for purposes of the Securities Act or this letter. It is understood and agreed that such legend referred to above will be removed if (a) one year shall have elapsed from the date the undersigned acquired the shares of Parent Common Stock received in the Merger and the provisions of Rule 145(d)(2) are then available to the undersigned, (b) two years shall have elapsed from the date the undersigned acquired the Parent Common Stock received in the Merger and the provisions of Rule 145(d)(3) are then applicable to the undersigned, or (c) Parent has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Parent, or a "no action" letter obtained from the staff of the SEC, to the effect that the restrictions imposed by Rule 145 no longer apply to the undersigned. Prior to any transfer of any shares of Parent Common Stock, the undersigned will give written notice to Parent of the undersigned's intention to effect such offer, sale or transfer, describing the proposed transaction in sufficient detail to enable Parent and its counsel to determine that the proposed transaction will not violate the Securities Act.

     6. The undersigned has no present intention, plan or arrangement to offer, sell or transfer, or otherwise make any disposition of, the shares of Parent Common Stock received by the undersigned in the Merger.

     Execution of this letter should not be considered an admission on the undersigned's part that the undersigned is an "affiliate" of Prize, as described in the first paragraph of this letter, or as a waiver of any rights the undersigned may have to object to any claim that the undersigned is such an affiliate on or after the date of this letter.

                                          Sincerely,


                                          ______________________________
                                          Name: ________________________

                                     5.10-2

Accepted on the ___ day of
__________________, 200___

MAGNUM HUNTER RESOURCES, INC.

By:
   -----------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                                     5.10-3

                               FIRST AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER


     This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment") executed as of the 17th day of December, 2001, by and among Magnum Hunter Resources, Inc., a Nevada corporation ("Magnum Hunter"), Pintail Energy, Inc., a Texas corporation ("Pintail-Texas"), Prize Energy Corp., a Delaware corporation ("Prize"), and Pintail Energy, Inc., a Delaware corporation ("Pintail-Delaware");

                              W I T N E S S E T H:

     WHEREAS, Magnum Hunter organized Pintail-Texas as a Texas corporation to serve as the acquisition subsidiary in connection with the forward merger of Prize into a Magnum Hunter subsidiary (the "Merger") pursuant to the Agreement and Plan of Merger dated December 17, 2001 (the "Agreement") among Magnum Hunter, Pintail-Texas and Prize;

     WHEREAS, Magnum Hunter has determined that it would be preferable to use a Delaware corporation in the Merger and has organized Pintail-Delaware for such purpose; and

     WHEREAS, Magnum Hunter, Pintail-Texas, Prize and Pintail-Delaware desire to amend the Agreement to reflect the substitution of Pintail-Delaware for Pintail-Texas as a party thereto;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Magnum Hunter, Pintail-Texas, Prize and Pintail-Delaware do hereby agree as follows:

     1. The Agreement is hereby amended as follows:

     (a) The first paragraph of the Agreement is amended to substitute "Pintail Energy, Inc., a Delaware corporation" for Pintail Energy, Inc., a Texas corporation."

     (b) Section 1.1 of the Agreement is amended to delete the definitions of "Articles of Merger" and "TBCA" and to change the definition of "Merger Sub" to refer to "Pintail Energy, Inc., a Delaware corporation" rather than to "Pintail Energy, Inc., a Texas corporation."

     (c) Section 2.2 of the Agreement is amended to read in its entirety as follows:

     "2.2 Effect of the Merger. Upon the effectiveness of the Merger, the separate existence of Prize shall cease and Merger Sub, as the surviving corporation in the Merger (the "Surviving Corporation"), shall continue its corporate existence under the laws of the State of Delaware. The Merger shall have the effects specified in this Agreement and the DGCL."

     (d) Section 2.3(a) of the Agreement is amended to read in its entirety as follows:

     "(a) The certificate of incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation until duly amended in accordance with its terms and applicable law."

     (e) Section 2.7 of the Agreement is amended to read in its entirety as follows:

     "2.7 Effective Time of the Merger. The Merger shall become effective immediately when the Certificate of Merger is accepted for filing by the Secretary of State of Delaware, or at such time thereafter as is provided in the Certificate of Merger (the "Effective Time"). As soon as practicable after the Closing, the Certificate of Merger shall be filed, and the Effective Time shall occur, on the Closing Date; provided, however, that the Certificate of Merger may be filed prior to the Closing Date or prior to the Closing so long as it provides for an effective time that occurs on the Closing Date immediately after the Closing."

     (f) The first sentence of Section 2.8 of the Agreement is amended to delete "and the TBCA."

     (g) Clause (b) of Section 3.5 of the Agreement is amended to read in its entirety as follows:

     "the filing of the Certificate of Merger with the Secretary of State of Delaware pursuant to applicable provisions of the DGCL;"

     (h) Clause (b) of Section 4.5 of the Agreement is amended to read in its entirety as follows:

     "the filing of the Certificate of Merger with the Secretary of State of Delaware pursuant to applicable provisions of the DGCL;"

     (i) Exhibit 5.10, the Form of Affiliate Letter, is amended to substitute "Pintail Energy, Inc., a Delaware corporation" for "Pintail Energy, Inc., a Texas corporation" in the first paragraph thereof.

     (j) Exhibit 5.14, the Form of Registration Rights Agreement, is amended to substitute "Pintail Energy, Inc., a Delaware corporation" for "Pintail Energy, Inc., a Texas corporation" in the first paragraph thereof.

     2. Upon the execution of this Amendment, Pintail-Delaware will have all the obligations, and will enjoy all the rights, of Pintail-Texas under the Agreement, and Pintail-Texas will no longer be a party thereto or have any rights or obligations thereunder.

     3. This Amendment shall be effective as of December 17, 2001.

     IN   WITNESS   WHEREOF,   Magnum   Hunter,    Pintail-Texas,    Prize   and
Pintail-Delaware have executed this Amendment as of the date first above written.

                                   MAGNUM HUNTER RESOURCES, INC.,
                                   a Nevada corporation


                                   By:  /s/Morgan F. Johnston
                                       -----------------------------------
                                   Name: Morgan F. Johnston
                                         ---------------------------------
                                   Title: Vice President, General Counsel
                                          and Secretary
                                          --------------------------------

                                   PINTAIL ENERGY, INC.,
                                   a Texas corporation


                                   By:  /s/Morgan F. Johnston
                                       -----------------------------------
                                   Name: Morgan F. Johnston
                                         ---------------------------------
                                   Title:  Vice President
                                          --------------------------------

                                   PRIZE ENERGY, INC.,
                                   a Delaware corporation


                                   By: /s/Philip B. Smith
                                       -----------------------------------
                                   Name: Philip B. Smith
                                         ---------------------------------
                                   Title: Chairman and CEO
                                          --------------------------------

                                   PINTAIL ENERGY, INC.,
                                   a Delaware corporation


                                  By:  /s/Morgan F. Johnston
                                      -----------------------------------
                                  Name: Morgan F. Johnston
                                        ---------------------------------
                                  Title:  Vice President
                                         --------------------------------